Exhibit 99.1

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER,

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of September 29, 2011

$1,029,699,910

Fixed Rate Mortgage Loans

Series 2011-C5

This Mortgage Loan Purchase Agreement (this “Agreement”), dated as of September 29, 2011, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the “Purchaser”), and JPMorgan Chase Bank, National Association, as seller (the “Seller”).

Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), Torchlight Loan Services, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”) and as paying agent (in such capacity, the “Paying Agent”) and Pentalpha Surveillance LLC, as senior trust advisor (the “Senior Trust Advisor”), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund.  For purposes of this Agreement, the term “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and the term “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1.                      Sale and Conveyance of Mortgages; Possession of Mortgage File.  Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date) and the Closing Date Interest Amount.  Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee.  The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-SB and Class X-A Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated September 16, 2011 (the “Underwriting Agreement”), between the Depositor and J.P. Morgan Securities LLC (“JPMS”), Goldman, Sachs & Co. (“Goldman”) and Wells Fargo Securities, LLC  (“Wells” collectively with JPMS and Wells, the “Underwriters”), and the Depositor will sell the Class X-B, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class NR Certificates (the “Private Certificates” and together with the Public

2

Certificates, the “Certificates”) to JPMS as the initial purchaser (in such capacity, the “Initial Purchaser”) specified in the certificate purchase agreement, dated September 23, 2011 (the “Certificate Purchase Agreement”), between the Depositor and JPMS.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms.  The purchase price of the Mortgage Loans (inclusive of accrued interest) shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof.  The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2.                      Books and Records; Certain Funds Received After the Cut-off Date.  From and after the sale of the Mortgage Loans to the Purchaser, title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement.  Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller or any of its respective Affiliates shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee.  All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as a sale of such Mortgage Loan by the Seller to the Purchaser.  The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the Seller.  The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

SECTION 3.                      Delivery of Mortgage Loan Documents; Additional Costs and Expenses.  (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Master Servicer, Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Master Servicer and Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby.

(b)           The Seller agrees to deliver or cause to be delivered on, or prior to the Closing Date to the Master Servicer, the Servicing File, which shall include, but not be limited to, all other documents, instruments and agreements required to be delivered by such Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby, for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

3

(c)           With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the “Transfer Modification Costs”), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

SECTION 4.                      Treatment as a Security Agreement.  The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans.  The parties intend that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.  If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on the Mortgage Loans due after the Cut-off Date, all other payments made in respect of the Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law.  If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5.                      Covenants of the Seller.  The Seller covenants with the Purchaser as follows:

(a)           it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from such Seller to the Trustee in connection with the Pooling and Servicing Agreement; provided that if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, such Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by such Seller;

(b)           it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the

4

Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders.  Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(c)           if, during such period of time after the first date of the offering of the Certificates as in the opinion of counsel for the Underwriters and the Initial Purchaser, an amendment or supplement to the Prospectus or Private Placement Memorandum relating to the Certificates is necessary or appropriate to be delivered in connection with sales thereof by the Underwriters, the Initial Purchaser or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2, A-3 and A-4 of the Prospectus Supplement and the DVD included therewith, with respect to any information relating to the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or Private Placement Memorandum, including Annex A-1, A-2, A-3 and A-4 of the Prospectus Supplement and the DVD included therewith, with respect to any information relating to the Mortgage Loans or such Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters and Initial Purchaser such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annex A-1, A-2, A-3 and A-4 of the Prospectus Supplement and the DVD included therewith, with respect to any information relating to the Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, be misleading or so that the Prospectus or Private Placement Memorandum, including Annex A-1, A-2, A-3 and A-4 of the Prospectus Supplement and the DVD included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law.  All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of September 16, 2011 between the Purchaser, the Underwriters, the Initial Purchaser and the Seller (the “Indemnification Agreement”);

(d)           it shall not acquire nor permit any direct or indirect subsidiary to acquire any of the Certificates; provided, however, that the foregoing shall not prohibit the Seller or any direct or indirect subsidiary of the Seller from acquiring any Certificates so long as such acquisition (x) is for the benefit of a third party account and such Certificates are not reflected on the books and records of the Seller and its consolidated subsidiaries, or (y) is made by a direct or indirect subsidiary of the Seller that is a broker-dealer organized and regulated under the laws of a non-U.S. jurisdiction;

5

(e)           it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to continue to service such Mortgage Loan pursuant to the Pooling and Servicing Agreement and to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; and

(f)           for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser’s name on Exhibit BB and Exhibit CC, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

SECTION 6.                      Representations and Warranties.  (a) The Seller represents and warrants to the Purchaser, solely as to itself, in each case as of the Closing Date, that:

(i)                 it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

(ii)                it has the power and authority to own its property and to carry on its business as now conducted;

(iii)               it has the power to execute, deliver and perform this Agreement;

(iv)               it is legally authorized to transact business in the United States of America and it is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

(v)                the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller’s board of directors and will not violate or breach any provision of its organizational documents;

(vi)               this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

(vii)              there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to materially and

6

adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller’s obligations hereunder;

(viii)             it has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(ix)                it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of its obligations under this Agreement and the consummation by the Seller of the transactions on its part herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions on its part contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

(x)                 it has either (A) not dealt with any Person (other than the Purchaser, the Underwriters or the Initial Purchaser or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller or the Seller’s entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

(xi)                it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken by the Seller with the intent to hinder, delay or defraud any of the Seller’s creditors;

7

(xii)               it has caused each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; and

(xiii)              it has examined the disclosure material set forth in the Prospectus, dated September 16, 2011 relating to the Public Certificates, and the Seller hereby represents and warrants that the disclosure material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111(a)(1), 1111(a)(2), 1111(a)(3), 1111(a)(4), 1111(a)(6), 1111(b) (excluding clause (8)), 1111(c), 1111(d)(1) (excluding the second sentence thereof), 1111(f), 1112, 1117 and 1119 of Regulation AB with respect to the Seller and the Mortgage Loans.

(b)           The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)                 it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

(ii)                it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(iii)               it has the power and authority to own its property and to carry on its business as now conducted;

(iv)               it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(v)                this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser

8

enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(vi)               the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser’s board of directors and will not violate or breach any provision of its organizational documents;

(vii)              there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement or the execution and delivery by the Purchaser or enforceability against the Purchaser of this Agreement or the performance of the Purchaser’s obligations hereunder; to the best of the Purchaser’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(viii)             it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

(ix)                it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

(x)                all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

(xi)                it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

(c)           The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C.  Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or

9

any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

(d)           Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given prompt notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.  In addition, pursuant to Section 2.02(g) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given each 15Ga-1 Notice required thereunder; however, the Seller agrees that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Seller with any Rule 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any Rule 15Ga-1 Notice delivered to the Seller under the Pooling and Servicing Agreement is provided only to assist the Seller and its Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation and (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Seller pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement.

(e)           Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of (x) the Seller’s receipt of the notice thereof pursuant to Section 6(d) above or (y) in the case of a Defect or Breach relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller’s discovery of such Breach or Defect (the “Initial Resolution Period”), (i) cure such Defect or Breach, as the case may be, in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute, solely with respect to the Mortgage Loans, a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by a Seller to deliver to the Trustee or custodian the actual policy of lender’s title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the “Extended Resolution Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or, if applicable, substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer’s certificate to the Trustee setting forth the reason such Breach or

10

Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period.  Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and (subject to the Seller’s right to cure such Defect or Breach during the Initial Resolution Period) such Mortgage Loan shall be repurchased or, if applicable, a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence.  If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or replace such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses.  Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects.  To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(b) or Section 2.03(f), as applicable, of the Pooling and Servicing Agreement.  No delay in either the discovery of a Defect or Breach on the part of any party to the Pooling and Servicing Agreement in providing notice of such Defect or Breach will relieve the Seller of its obligation to repurchase the related Mortgage Loan unless (i) the Seller did not otherwise discover or have knowledge of such Defect or Breach and (ii) such delay is the result of the failure by a party to this Agreement to provide prompt notice as required by the terms hereof after such party has actual knowledge of such Defect or Breach (knowledge shall not be deemed to exist by reason of the Trustee's exception report) and such delay precludes the Seller from curing such Defect or Breach.

Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan:  (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be

11

regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender’s title insurance policy (or if the policy has not yet been issued, an original or copy of a “marked up” written commitment or the pro forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.  Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender’s title insurance policy, as provided in clause (ix) of the definition of “Mortgage File” in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender’s title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.  Also, notwithstanding the foregoing, to the extent the Seller has otherwise complied with its document delivery requirements under the Pooling and Servicing Agreement and this Agreement, in the event that the Trustee or a custodian on the Trustee’s behalf subsequently loses a document that is part of the Mortgage File, the fact that such document is lost may not be utilized as the basis for a claim of a Defect against the Seller pursuant to this Section 6(e) and the Trustee shall be responsible therefor in accordance with the Pooling and Servicing Agreement.  In the event any document is lost by the Trustee (or any custodian on its behalf), at the request of the Trustee and, at the Trustee’s individual expense or expense of the Trust to the extent provided in Section 8.01 of the Pooling and Servicing Agreement, the Seller shall use commercially reasonable efforts to assist the Trustee (or any servicer on its behalf) in replacing such lost documents.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Underlying Loan in such Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Underlying Loan in the Crossed Mortgage Loan Group for purposes of this

12

paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria.  In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group.  The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in such Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Underlying Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Underlying Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Underlying Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached.  Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances.  Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event.  Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

The “Repurchase Price” with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term “Purchase Price” in the Pooling and Servicing Agreement.  For the avoidance of doubt, the Repurchase Price shall not include liquidation fees payable to the Special Servicer in the event of any repurchase of a Mortgage Loan under this Agreement prior to the termination of the Extended Resolution Period provided that the Pooling and Servicing Agreement expressly provides that such liquidation fee is not payable under such circumstances.

13

A “Qualified Substitute Mortgage Loan” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

A “Substitution Shortfall Amount” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of (A) the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee’s behalf, and (B) the Servicing File and other documents pertaining to such Mortgage Loan possessed by the Master Servicer or Special Servicer, or on the Master Servicer’s or Special Servicer’s behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee’s behalf, in respect of such repurchased or replaced Mortgage Loans.

(f)           The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Note or Assignment of Mortgage for any Mortgage Loan or the examination of the Mortgage Files for any Mortgage Loan.

(g)           Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6.  In addition, in the event that the Seller receives a Repurchase Request, the Seller shall promptly forward such Repurchase Request to the Master Servicer, if relating to a Non-Specially Serviced Mortgage Loan, or to the Special Servicer, if relating to a Specially Serviced Mortgage Loan or REO Property, in each case in the manner described in Section 2.02(g) of the Pooling and Servicing Agreement.  The Seller’s obligation to cure any Breach or Defect or repurchase or substitute for any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect.  It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

SECTION 7.                      Conditions to Closing.  The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)           Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly

14

performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

(b)           The Purchaser shall have received the following additional closing documents:

(i)     copies of the Seller’s articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

(ii)    a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

(iii)   an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that, with respect to the Seller:

(A)           the Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

(B)           the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

(C)           all necessary action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors’ laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

(D)           the Seller’s execution and delivery of, and the Seller’s performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller’s organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of its property or assets is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

15

(E)           there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel’s actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

(F)           no consent, approval, authorization, order, license, registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

(iv)   a letter from counsel of the Seller substantially to the effect that nothing has come to such counsel’s attention that would lead such counsel to believe that the Specified Portions of the Free Writing Prospectus, Prospectus or Private Placement Memorandum as of the date thereof or as of the Closing Date contains, with respect to such Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to such Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

(c)           The Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

(d)           The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(e)           The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 8.                      Closing.  The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on September 29, 2011 or such other place and time as the parties shall agree (the actual date of such closing, the “Closing Date”).  The parties hereto agree that time is of the essence with respect to this Agreement.

SECTION 9.                      Expenses.  The Seller shall pay its pro rata share (the Seller’s pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to:  (i)  the costs and expenses of reproducing and delivering the

16

Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (ii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iii) the fees and disbursements of a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Time of Sale Information, Prospectus or Private Placement Memorandum (each as defined in the Indemnification Agreement), including the cost of obtaining any “comfort letters” with respect to such items; (iv) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, if any, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (v) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, if any, including reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with printing (or otherwise reproducing) and delivering any Time of Sale Information, Prospectus or Private Placement Memorandum and the reproduction and delivery of this Agreement and the furnishing to the Underwriters and the Initial Purchaser of such copies of the Prospectus, Private Placement Memorandum and this Agreement as each Underwriter and Initial Purchaser may reasonably request; (vii) the fees of the rating agency or agencies requested to rate the Certificates; and (viii) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

SECTION 10.                                Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.  Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 11.                                Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 12.                                No Third-Party Beneficiaries.  The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

SECTION 13.                                Assignment.  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement.  The Seller hereby acknowledges its obligations, including, without limitation, that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement.  Except as set

17

forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee.  No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.  This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns.  The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

SECTION 14.                                Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 383 Madison Avenue, 31st floor, New York, New York 10179, Attention:  Jonathan M. Strain, Managing Director, telecopy number (917) 849-1511 and Bianca A. Russo, Managing Director & Associate General Counsel, 277 Park Avenue, 13th Floor, New York, New York 10172, telecopy: (917) 464-6116 (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 383 Madison Avenue, 31st Floor, New York, New York 10179, Attention: Kunal K. Singh and Bianca A. Russo, Managing Director & Associate General Counsel, 277 Park Avenue, 13th Floor, New York, New York 10172, telecopy: (917) 464-6116, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 15.                                Amendment.  This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment.  This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice.  No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.  The Pooling and Servicing Agreement shall identify the Seller as a third party beneficiary and may not be amended in any manner that materially and adversely affects the Seller’s rights as such without the Seller’s consent.

SECTION 16.                                Counterparts.  This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 17.                                Exercise of Rights.  No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial

18

exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Except as set forth in Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity.  No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 18.                                No Partnership.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.  Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party hereto or make commitments on such other party’s behalf.

SECTION 19.                                Miscellaneous.

  This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

* * * * * *

19

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

Loan No. 5 Google Kirkland Campus

Loan No. 8 Orland Park Place

Loan No. 23 Inman Grove Shopping Center

Sched. I-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size
1	JPMCB	SHC Michigan Avenue, LLC, New DTRS Michigan Avenue, LLC	505 North Michigan Avenue	Chicago	IL	60611	Cook	InterContinental Hotel Chicago	792
2	JPMCB	Inland American ST Portfolio, L.L.C., Inland American ST Florida Portfolio, L.L.C.	Various	Various	Various	Various	Various	SunTrust Bank Portfolio I	646,399
2.001	JPMCB		3020 Peachtree Road NW	Atlanta	GA	30305	Fulton	3020 Peachtree Road NW	12,940
2.002	JPMCB		1030 Wilmer Avenue	Richmond	VA	23227	Henrico	1030 Wilmer Avenue	78,308
2.003	JPMCB		7500 Wisconsin Avenue	Bethesda	MD	20814	Montgomery	7500 Wisconsin Avenue	11,060
2.004	JPMCB		3300 Northside Parkway NW	Atlanta	GA	30327	Fulton	3300 Northside Parkway NW	9,789
2.005	JPMCB		5898 Roswell Road NE	Atlanta	GA	30328	Fulton	5898 Roswell Road NE	6,853
2.006	JPMCB		152 Main Street	Annapolis	MD	21401	Anne Arundel	152 Main Street	5,900
2.007	JPMCB		100 Crain Highway SW	Glen Burnie	MD	21061	Anne Arundel	100 Crain Highway SW	6,645
2.008	JPMCB		4250 John Marr Drive	Annandale	VA	22003	Fairfax	4250 John Marr Drive	2,440
2.009	JPMCB		160 Garrisonville Road	Stafford	VA	22554	Stafford	160 Garrisonville Road	3,800
2.010	JPMCB		5775 Red Bug Lake Road	Casselberry	FL	32708	Seminole	5775 Red Bug Lake Road	5,465
2.011	JPMCB		4212 Washington Road	Evans	GA	30809	Columbia	4212 Washington Road	9,235
2.012	JPMCB		47 Whitlock Avenue	Marietta	GA	30064	Cobb	47 Whitlock Avenue	8,310
2.013	JPMCB		4110 Brambleton Avenue SW	Roanoke	VA	24018	Roanoke	4110 Brambleton Avenue SW	6,032
2.014	JPMCB		880 East Palmetto Park Road	Boca Raton	FL	33432	Palm Beach	880 East Palmetto Park Road	4,000
2.015	JPMCB		1409 East Atlantic Boulevard	Pompano Beach	FL	33060	Broward	1409 East Atlantic Boulevard	5,200
2.016	JPMCB		3577 Fruitville Road	Sarasota	FL	34237	Sarasota	3577 Fruitville Road	4,684
2.017	JPMCB		827 Joe Frank Harris Parkway	Cartersville	GA	30120	Bartow	827 Joe Frank Harris Parkway	8,992
2.018	JPMCB		1470 West Granada Boulevard	Ormond Beach	FL	32174	Volusia	1470 West Granada Boulevard	5,300
2.019	JPMCB		103 City Circle	Peachtree City	GA	30269	Fayette	103 City Circle	7,166
2.02	JPMCB		110 Mulberry Street NW	Lenoir	NC	28645	Caldwell	110 Mulberry Street NW	11,433
2.021	JPMCB		1331 Johnson Ferry Road	Marietta	GA	30068	Cobb	1331 Johnson Ferry Road	4,911
2.022	JPMCB		8226 North Wickham Road	Melbourne	FL	32940	Brevard	8226 North Wickham Road	9,269
2.023	JPMCB		3620 Six Forks Road	Raleigh	NC	27609	Wake	3620 Six Forks Road	16,491
2.024	JPMCB		1725 Mallory Lane	Brentwood	TN	37027	Williamson	1725 Mallory Lane	5,135
2.025	JPMCB		4290 13th Street	St. Cloud	FL	34769	Osceola	4290 13th Street	5,000
2.026	JPMCB		3800 South Semoran Boulevard	Orlando	FL	32822	Orange	3800 South Semoran Boulevard	5,000
2.027	JPMCB		200 East Fifth Avenue	Mount Dora	FL	32757	Lake	200 East Fifth Avenue	4,908
2.028	JPMCB		1411 Woodward Avenue	Muscle Shoals	AL	35661	Colbert	1411 Woodward Avenue	6,596
2.029	JPMCB		5025 West Colonial Drive	Orlando	FL	32808	Orange	5025 West Colonial Drive	12,340
2.030	JPMCB		214 West Broadway Street	Fort Meade	FL	33841	Polk	214 West Broadway Street	13,320
2.031	JPMCB		5030 Thoroughbred Lane	Brentwood	TN	37027	Davidson	5030 Thoroughbred Lane	4,750
2.032	JPMCB		403 Academy Street	Cambridge	MD	21613	Dorchester	403 Academy Street	4,904
2.033	JPMCB		1900 Queens Chapel Road	Avondale	MD	20782	Prince George's	1900 Queens Chapel Road	4,599
2.034	JPMCB		113 East Granada Boulevard	Ormond Beach	FL	32176	Volusia	113 East Granada Boulevard	4,900
2.035	JPMCB		408 South US Highway 41	Inverness	FL	34450	Citrus	408 South US Highway 41	6,400
2.036	JPMCB		299 Bill France Boulevard	Daytona Beach	FL	32114	Volusia	299 Bill France Boulevard	4,200
2.037	JPMCB		1235 Southlake Circle	Morrow	GA	30260	Clayton	1235 Southlake Circle	10,537
2.038	JPMCB		6300 Central Avenue	St. Petersburg	FL	33707	Pinellas	6300 Central Avenue	3,786
2.039	JPMCB		2503 Lebanon Road	Nashville	TN	37214	Davidson	2503 Lebanon Road	6,600
2.040	JPMCB		2458 North Wickham Road	Melbourne	FL	32935	Brevard	2458 North Wickham Road	4,600
2.041	JPMCB		160 North Nova Road	Ormond Beach	FL	32174	Volusia	160 North Nova Road	4,200
2.042	JPMCB		1301 Northwest Saint Lucie West Boulevard	Port St. Lucie	FL	34986	Saint Lucie	1301 Northwest Saint Lucie West Boulevard	4,000
2.043	JPMCB		1075 Carpenters Way	Lakeland	FL	33809	Polk	1075 Carpenters Way	4,938
2.044	JPMCB		930 Main Street	Conyers	GA	30012	Rockdale	930 Main Street	8,527
2.045	JPMCB		3301 Gulf Breeze Parkway	Gulf Breeze	FL	32563	Santa Rosa	3301 Gulf Breeze Parkway	5,200
2.046	JPMCB		55 Farrs Bridge Road	Greenville	SC	29617	Greenville	55 Farrs Bridge Road	5,000
2.047	JPMCB		314 East Eau Gallie Boulevard	Indian Harbour Beach	FL	32937	Brevard	314 East Eau Gallie Boulevard	3,750
2.048	JPMCB		2300 South Atlantic Avenue	Daytona Beach	FL	32118	Volusia	2300 South Atlantic Avenue	3,600
2.049	JPMCB		9955 Southeast Federal Highway	Hobe Sound	FL	33455	Martin	9955 Southeast Federal Highway	3,400
2.050	JPMCB		5303 Southwest 91st Drive	Gainesville	FL	32608	Alachua	5303 Southwest 91st Drive	4,420
2.051	JPMCB		1610 Woodruff Road	Greenville	SC	29607	Greenville	1610 Woodruff Road	3,832
2.052	JPMCB		5727 Gantt Road	Sarasota	FL	34233	Sarasota	5727 Gantt Road	3,131
2.053	JPMCB		7879 West Commercial Boulevard	Tamarac	FL	33351	Broward	7879 West Commercial Boulevard	4,000
2.054	JPMCB		140 West Main Street	Oxford	NC	27565	Granville	140 West Main Street	5,400
2.055	JPMCB		234 Barton Boulevard	Rockledge	FL	32955	Brevard	234 Barton Boulevard	3,667
2.056	JPMCB		7061 South US Highway 1	Port St. Lucie	FL	34952	Saint Lucie	7061 South US Highway 1	3,200
2.057	JPMCB		204 West Center Street	Mebane	NC	27302	Alamance	204 West Center Street	5,483
2.058	JPMCB		4410 Altama Avenue	Brunswick	GA	31520	Glynn	4410 Altama Avenue	4,600
2.059	JPMCB		1935 Galleria Boulevard	Charlotte	NC	28270	Mecklenburg	1935 Galleria Boulevard	3,188
2.060	JPMCB		4800 Northwest Blichton Road	Ocala	FL	34482	Marion	4800 Northwest Blichton Road	5,586
2.061	JPMCB		7001 Lee Highway	Chattanooga	TN	37421	Hamilton	7001 Lee Highway	5,057
2.062	JPMCB		344 Monument Road	Jacksonville	FL	32225	Duval	344 Monument Road	3,450
2.063	JPMCB		3850 Rockbridge Road	Stone Mountain	GA	30083	Dekalb	3850 Rockbridge Road	7,016
2.064	JPMCB		4142 Sixth Street South	St. Petersburg	FL	33705	Pinellas	4142 Sixth Street South	3,000
2.065	JPMCB		189 South Lowry Street	Smyrna	TN	37167	Rutherford	189 South Lowry Street	5,006
2.066	JPMCB		222 South Main Street	Hendersonville	NC	28792	Henderson	222 South Main Street	4,701
2.067	JPMCB		3720 3rd Street South	Jacksonville Beach	FL	32250	Duval	3720 3rd Street South	2,770
2.068	JPMCB		21744 State Road 54	Lutz	FL	33549	Pasco	21744 State Road 54	3,750
2.069	JPMCB		4041 Rowan Road	New Port Richey	FL	34653	Pasco	4041 Rowan Road	3,638
2.070	JPMCB		4986 North Henry Boulevard	Stockbridge	GA	30281	Henry	4986 North Henry Boulevard	6,211
2.071	JPMCB		62 Market Street	Onancock	VA	23417	Accomack	62 Market Street	6,659
2.072	JPMCB		610 East Derenne Avenue	Savannah	GA	31405	Chatham	610 East Derenne Avenue	3,350
2.073	JPMCB		4125 State Road 60	Vero Beach	FL	32960	Indian River	4125 State Road 60	2,500
2.074	JPMCB		1821 Hillandale Road	Durham	NC	27705	Durham	1821 Hillandale Road	2,955
2.075	JPMCB		180 Gaines School Road	Athens	GA	30605	Clarke	180 Gaines School Road	3,230
2.076	JPMCB		2815 Skidaway Road	Savannah	GA	31404	Chatham	2815 Skidaway Road	3,200
2.077	JPMCB		2100 West Cumberland Street	Dunn	NC	28334	Harnett	2100 West Cumberland Street	4,156
2.078	JPMCB		9601 East Dr. Martin Luther King Junior Boulevard	Tampa	FL	33610	Hillsborough	9601 East Dr. Martin Luther King Junior Boulevard	2,988
2.079	JPMCB		2915 Nolensville Road	Nashville	TN	37211	Davidson	2915 Nolensville Road	3,886
2.080	JPMCB		496 Mclaws Circle	Williamsburg	VA	23185	James City	496 Mclaws Circle	2,211
2.081	JPMCB		201 South Pleasantburg Drive	Greenville	SC	29607	Greenville	201 South Pleasantburg Drive	3,251
2.082	JPMCB		1250 South Church Street	Murfreesboro	TN	37130	Rutherford	1250 South Church Street	5,320
2.083	JPMCB		1104 Gray Highway	Macon	GA	31211	Bibb	1104 Gray Highway	3,532
2.084	JPMCB		3814 Northwest 43rd Street	Gainesville	FL	32606	Alachua	3814 Northwest 43rd Street	2,500
2.085	JPMCB		111 North Causeway	New Smyrna Beach	FL	32169	Volusia	111 North Causeway	2,922
2.086	JPMCB		7804 National Service Road	Greensboro	NC	27409	Guilford	7804 National Service Road	3,076
2.087	JPMCB		201 North Isabella Street	Sylvester	GA	31791	Worth	201 North Isabella Street	13,455
2.088	JPMCB		300 US Highway 43	Killen	AL	35645	Lauderdale	300 US Highway 43	2,912
2.089	JPMCB		272 North Fayetteville Street	Asheboro	NC	27204	Randolph	272 North Fayetteville Street	2,955
2.090	JPMCB		112 McClanahan Street	Roanoke	VA	24014	Roanoke City	112 McClanahan Street	3,164
2.091	JPMCB		200 South State Street	Yadkinville	NC	27055	Yadkin	200 South State Street	4,760
2.092	JPMCB		2843 Panola Road	Lithonia	GA	30058	Dekalb	2843 Panola Road	2,688
2.093	JPMCB		4441 The Plaza	Charlotte	NC	28215	Mecklenburg	4441 The Plaza	3,200
2.094	JPMCB		9627 Dayton Pike	Soddy Daisy	TN	37379	Hamilton	9627 Dayton Pike	3,950
2.095	JPMCB		125 East Virginia Avenue	Bessemer City	NC	28016	Gaston	125 East Virginia Avenue	3,200
2.096	JPMCB		1301 Taft Highway	Signal Mountain	TN	37377	Hamilton	1301 Taft Highway	3,764
2.097	JPMCB		745 South Broad Street	Brooksville	FL	34601	Hernando	745 South Broad Street	3,000
2.098	JPMCB		5980 Imperial Parkway	Mulberry	FL	33860	Polk	5980 Imperial Parkway	2,277
2.099	JPMCB		4601 Jonesboro Road	Union City	GA	30291	Fulton	4601 Jonesboro Road	5,009
2.100	JPMCB		2111 Wade Hampton Boulevard	Greenville	SC	29615	Greenville	2111 Wade Hampton Boulevard	2,279
2.101	JPMCB		658 Main Street	Thomson	GA	30824	McDuffie	658 Main Street	3,182
2.102	JPMCB		414 Wharf Street	Loudon	TN	37774	Loudon	414 Wharf Street	4,100
2.103	JPMCB		4233 West Stone Drive	Kingsport	TN	37660	Hawkins	4233 West Stone Drive	2,560
2.104	JPMCB		234 North Main Street	Walnut Cove	NC	27052	Stokes	234 North Main Street	3,750
2.105	JPMCB		1611 South Miami Boulevard	Durham	NC	27703	Durham	1611 South Miami Boulevard	1,820
2.106	JPMCB		300 South Mock Road	Albany	GA	31705	Dougherty	300 South Mock Road	3,127
2.107	JPMCB		624 West Main Street	Sylva	NC	28779	Jackson	624 West Main Street	2,484
2.108	JPMCB		1213 Greenland Drive	Murfreesboro	TN	37130	Rutherford	1213 Greenland Drive	2,000
2.109	JPMCB		4720 Highway 49 South	Harrisburg	NC	28075	Cabarrus	4720 Highway 49 South	2,166
2.110	JPMCB		4306 North Liberty Street	Winston-Salem	NC	27105	Forsyth	4306 North Liberty Street	2,216
2.111	JPMCB		416 Highway 27 South	Stanley	NC	28164	Gaston	416 Highway 27 South	2,400
2.112	JPMCB		110 West 10th Street	Chattanooga	TN	37402	Hamilton	110 West 10th Street	2,026
2.113	JPMCB		7133 Forest Hill Avenue	Richmond	VA	23225	Richmond City	7133 Forest Hill Avenue	2,600
2.114	JPMCB		4830 Jefferson Davis Highway	Richmond	VA	23234	Chesterfield	4830 Jefferson Davis Highway	2,717
2.115	JPMCB		5716 West Andrew Johnson Highway	Morristown	TN	37814	Hamblen	5716 West Andrew Johnson Highway	2,500
2.116	JPMCB		869 North Lee Highway	Lexington	VA	24450	Rockbridge	869 North Lee Highway	1,600
2.117	JPMCB		7880 Broad Street	Rural Hall	NC	27045	Forsyth	7880 Broad Street	1,800
2.118	JPMCB		400 West Main Street	Radford	VA	24141	Radford	400 West Main Street	2,053
2.119	JPMCB		23364 Front Street	Accomac	VA	23301	Accomack	23364 Front Street	1,157
2.120	JPMCB		4394 South NC Highway 150	Lexington	NC	27295	Davidson	4394 South NC Highway 150	1,100
2.121	JPMCB		33287 Railroad Avenue	Painter	VA	23420	Accomack	33287 Railroad Avenue	1,173
3	JPMCB	Asheville Mall CMBS, LLC	3 South Tunnel Road	Asheville	NC	28805	Buncombe	Asheville Mall	323,832
4	JPMCB	Palmdale Lodging Associates LLC, Osceola Lodging Associates, LLP, Gateway Lodging Associates, LLP, Church St. Lodging Associates, LLP, Ridgefield Park Lodging Associates, LLP	Various	Various	Various	Various	Various	Sun Development and Management Portfolio	637
4.001	JPMCB		39375 5th Street West	Palmdale	CA	93551	Los Angeles	Embassy Suites Palmdale	150
4.002	JPMCB		70 Challenger Road	Ridgefield Park	NJ	7660	Bergen	Hilton Garden Inn Ridgefield Park	140
4.003	JPMCB		706 Church Street	Nashville	TN	37203	Davidson	Homewood Suites Nashville	113
4.004	JPMCB		4971 Calypso Cay Way	Kissimmee	FL	34746	Osceola	Hampton Inn & Suites South Lake Buena Vista	125
4.005	JPMCB		9 Gateway Drive	Hattiesburg	MS	39402	Forrest	Candlewood Suites Hattiesburg	109
5	JPMCB	SRMKJVD, LLC	747, 777, & 787 6th Street South	Kirkland	WA	98033	King	Google Kirkland Campus	194,825
6	JPMCB	24 West 57 APF LLC	24 West 57th Street	New York	NY	10019	New York	24 West 57th Street	110,818
7	JPMCB	KRG Kokomo Project Company, LLC, KRG Hamilton Crossing, LLC, KRG Naperville, LLC, Kite Acworth, LLC	Various	Various	Various	Various	Various	Kite Retail Portfolio	359,373
7.001	JPMCB		US 31 Bypass & East Boulevard Street	Kokomo	IN	46902	Howard	Boulevard Crossing	123,629
7.002	JPMCB		12201 North Meridian Street	Carmel	IN	46032	Hamilton	Hamilton Crossing Center	82,353
7.003	JPMCB		3111 West 111th Street	Naperville	IL	60564	Will	Naperville Marketplace	83,763
7.004	JPMCB		3507 Baker Road	Acworth	GA	30101	Cobb	Publix at Acworth	69,628
8	JPMCB	Inland Orland Park Place, L.L.C.	1 Orland Park Place	Orland Park	IL	60462	Cook	Orland Park Place	598,774
9	JPMCB	Rosemont Atlanta Properties LLC	Various	Various	GA	Various	Various	LaSalle Select Portfolio	399,641
9.001	JPMCB		5707 Peachtree Parkway	Norcross	GA	30092	Gwinnett	5707 Peachtree Parkway	99,142
9.002	JPMCB		3585 Engineering Drive	Norcross	GA	30092	Gwinnett	3585 Engineering Drive	98,092
9.003	JPMCB		6455 East Johns Crossing	Johns Creek	GA	30097	Fulton	6455 East Johns Crossing	98,253
9.004	JPMCB		6625 The Corners Parkway	Norcross	GA	30092	Gwinnett	6625 The Corners Parkway	104,154
10	JPMCB	Denver West Village, L.P.	14225-14401 West Colfax Avenue	Lakewood	CO	80401	Jefferson	Denver West Village	310,150
11	JPMCB	1455 Valley Center PKY, LP, 1510 Valley Center PKY, LP, 1530 Valley Center PKY, LP, 1550 Valley Center PKY, LP, 1560 Valley Center PKY, LP, 1640, 1650, 1660 Valley Center PKY, LP	Various	Bethlehem	PA	18017	Northampton	Lehigh Valley Portfolio	331,026
11.001	JPMCB		1640, 1650 & 1660 Valley Center Parkway	Bethlehem	PA	18017	Northampton	1640-1660 Valley Center Parkway	87,500
11.002	JPMCB		1455 Valley Center Parkway	Bethlehem	PA	18017	Northampton	1455 Valley Center Parkway	54,118
11.003	JPMCB		1560 Valley Center Parkway	Bethlehem	PA	18017	Northampton	1560 Valley Center Parkway	51,400
11.004	JPMCB		1550 Valley Center Parkway	Bethlehem	PA	18017	Northampton	1550 Valley Center Parkway	43,400
11.005	JPMCB		1510 Valley Center Parkway	Bethlehem	PA	18017	Northampton	1510 Valley Center Parkway	48,208
11.006	JPMCB		1530 Valley Center Parkway	Bethlehem	PA	18017	Northampton	1530 Valley Center Parkway	46,400
12	JPMCB	KRG Eddy Street Apartments, LLC, KRG Eddy Street Commons, LLC, KRG Eddy Street Land, LLC, KRG Eddy Street Office, LLC	1234 North Eddy Street	South Bend	IN	46617	St. Joseph	Eddy Street Commons at Notre Dame	169,771
13	JPMCB	Inland American ST Portfolio JP2, L.L.C., Inland American ST Florida Portfolio JP2, L.L.C.	Various	Various	Various	Various	Various	SunTrust Bank Portfolio II	171,209
13.001	JPMCB		4240 West Lake Mary Boulevard	Lake Mary	FL	32746	Seminole	4240 West Lake Mary Boulevard	8,515
13.002	JPMCB		26627 US Highway 19 North	Clearwater	FL	33761	Pinellas	26627 US Highway 19 North	5,335
13.003	JPMCB		597 Solomons Island Road North	Prince Frederick	MD	20678	Calvert	597 Solomons Island Road North	2,664
13.004	JPMCB		4425 Lafayette Street	Marianna	FL	32446	Jackson	4425 Lafayette Street	16,000
13.005	JPMCB		1850 US Highway 1 South	St. Augustine	FL	32084	Saint Johns	1850 US Highway 1 South	6,000
13.006	JPMCB		2150 Cleveland Street	Clearwater	FL	33765	Pinellas	2150 Cleveland Street	4,584
13.007	JPMCB		1605 21st Avenue South	Nashville	TN	37212	Davidson	1605 21st Avenue South	3,500
13.008	JPMCB		111 Southwest 17th Street	Ocala	FL	34471	Marion	111 Southwest 17th Street	6,617
13.009	JPMCB		7319 Spring Hill Drive	Spring Hill	FL	34606	Hernando	7319 Spring Hill Drive	6,028
13.010	JPMCB		10000 Taft Street	Pembroke Pines	FL	33024	Broward	10000 Taft Street	4,000
13.011	JPMCB		6548 Main Street	Gloucester	VA	23061	Gloucester	6548 Main Street	7,613
13.012	JPMCB		3990 Southwest State Road 200	Ocala	FL	34474	Marion	3990 Southwest State Road 200	4,770
13.013	JPMCB		114 West Blue Ridge Street	Stuart	VA	24171	Patrick	114 West Blue Ridge Street	15,430
13.014	JPMCB		240 West Main Street	Lebanon	TN	37087	Wilson	240 West Main Street	8,000
13.015	JPMCB		892 Deltona Boulevard	Deltona	FL	32725	Volusia	892 Deltona Boulevard	4,200
13.016	JPMCB		5370 Peachtree Industrial Boulevard	Chamblee	GA	30341	Dekalb	5370 Peachtree Industrial Boulevard	4,604
13.017	JPMCB		7612 State Road 52	Bayonet Point	FL	34667	Pasco	7612 State Road 52	3,340
13.018	JPMCB		286 Hancock Street	Madison	GA	30650	Morgan	286 Hancock Street	7,604
13.019	JPMCB		100 Flagler Plaza Drive	Palm Coast	FL	32137	Flagler	100 Flagler Plaza Drive	3,741
13.020	JPMCB		7801 Pineville-Matthews Road	Charlotte	NC	28226	Mecklenburg	7801 Pineville-Matthews Road	2,440
13.021	JPMCB		201 South Peterson Avenue	Douglas	GA	31533	Coffee	201 South Peterson Avenue	14,351
13.022	JPMCB		5705 High Point Road	Greensboro	NC	27407	Guilford	5705 High Point Road	3,131
13.023	JPMCB		804 North Madison Boulevard	Roxboro	NC	27573	Person	804 North Madison Boulevard	3,200
13.024	JPMCB		5473 East Mountain Street	Stone Mountain	GA	30083	Dekalb	5473 East Mountain Street	5,191
13.025	JPMCB		5 West Main Street	Liberty	SC	29657	Pickens	5 West Main Street	2,798
13.026	JPMCB		1645 Bradley Park Drive	Columbus	GA	31904	Muscogee	1645 Bradley Park Drive	5,470
13.027	JPMCB		201 South Main Street	Creedmoor	NC	27522	Granville	201 South Main Street	2,847
13.028	JPMCB		3000 Virginia Avenue	Collinsville	VA	24078	Henry	3000 Virginia Avenue	4,268
13.029	JPMCB		88 Hillsboro Street	Pittsboro	NC	27312	Chatham	88 Hillsboro Street	2,268
13.030	JPMCB		426 West Walnut Street	Johnson City	TN	37604	Washington	426 West Walnut Street	2,700
14	JPMCB	Inland Western Houston Sawyer Heights Limited Partnership	1919 Taylor Street	Houston	TX	77007	Harris	Sawyer Heights Village	107,091
15	JPMCB	Inland Diversified Norman University, L.L.C.	1650 24th Avenue NW	Norman	OK	73069	Cleveland	University Town Center	158,516
16	JPMCB	Brookwood Maitland II, LLC, Brookwood Maitland Investors, LLC	2301 Maitland Center Parkway	Maitland	FL	32751	Orange	Maitland 200	204,237
17	JPMCB	Landing Apartments Operating LLC	2314 Kaliste Saloom Road	Lafayette	LA	70508	Lafayette	Landing Apartments	346
18	JPMCB	Inland Diversified Prattville Legends, L.L.C.	2760 Legends Parkway	Prattville	AL	36066	Elmore	Prattville Town Center	168,914
19	JPMCB	Inland Diversified Charlotte Northcrest, L.L.C.	9841 Northlake Centre Parkway	Charlotte	NC	28216	Mecklenburg	Northcrest Shopping Center	133,675
20	JPMCB	Quality Circle Property LL, LLC	475 Quality Circle NW	Huntsville	AL	35806	Madison	Verizon Alabama HQ	152,166
21	JPMCB	MB San Antonio Brooks Limited Partnership	3143 SE Military Drive	San Antonio	TX	78223	Bexar	Brooks Corner	172,927
22	JPMCB	KRG Oldsmar Project Company, LLC	11655 West Hillsborough Avenue	Tampa	FL	33635	Hillsborough	Bayport Commons	97,112
23	JPMCB	Oak Grove Associates	1065-1133 Inman Avenue	Edison	NJ	8820	Middlesex	Inman Grove Shopping Center	118,804
24	JPMCB	114 West Illinois, LLC, 500-508 North Clark LLC	Various	Chicago	IL	60654	Cook	River North Portfolio	68,028
24.001	JPMCB		114 West Illinois Street	Chicago	IL	60654	Cook	114. W. Illinois	35,800
24.002	JPMCB		500 & 508 North Clark Street	Chicago	IL	60654	Cook	500 N. Clark	32,228
25	JPMCB	Fairview Heights Investors LLC	49-79 Ludwig Drive	Fairview Heights	IL	62208	St. Clair	Fairview Heights Plaza	167,491
26	JPMCB	IN-105 Heritage III, LLC	13500 Heritage Parkway	Fort Worth	TX	76177	Tarrant	Heritage Commons III	119,001
27	JPMCB	Inland Western Temple Bird Creek Crossing Limited Partnership	3550 South General Bruce Drive	Temple	TX	76504	Bell	Bird Creek Crossing	124,941
28	JPMCB	Inland Red Top Plaza, L.L.C.	1300-1440 South Milwaukee Avenue	Libertyville	IL	60048	Lake	Red Top Plaza	151,840
29	JPMCB	Appletree Mall Associates LLC	4 Orchard View Drive	Londonderry	NH	3053	Rockingham	Shaw's Londonderry	191,583
30	JPMCB	Kensington Park Limited Partnership	60501 Grand River Avenue	New Hudson	MI	48165	Oakland	Kensington Place MHC	488
31	JPMCB	Franklin Centre Wisconsin LLC, Rawson LLC	7201 South 76th Street	Franklin	WI	53132	Milwaukee	Franklin Centre	120,068
32	JPMCB	Inland Village Ten, L.L.C.	2022-2170 Northdale Boulevard NW	Coon Rapids	MN	55433	Anoka	Village Ten Center	211,472
33	JPMCB	Inland Caton Crossing, L.L.C.	2300 South Route 59	Plainfield	IL	60586	Will	Caton Crossing	83,792
34	JPMCB	340 North Belt, L.P.	340-350 North Sam Houston Parkway East	Houston	TX	77060	Harris	340 North Belt Place	177,781
35	JPMCB	MSC Chapel Hill, LLC	515 South Greensboro Street	Carrboro	NC	27510	Orange	Morningstar of Chapel Hill	725
36	JPMCB	Eagles Landing Statesboro LLC	1818 Chandler Road	Statesboro	GA	30458	Bulloch	The Cove at Southern	358
37	JPMCB	Inland Diversified Lake Mary, L.L.C.	4024 West Lake Mary Boulevard	Lake Mary	FL	32746	Seminole	Lake Mary Plaza	21,370
38	JPMCB	Huntley Creek Crossing, Limited Partnership	1919-1927 Faithon P. Lucas Sr. Boulevard	Mesquite	TX	75181	Dallas	Creek Crossing Shopping Center	70,079
39	JPMCB	Inland Diversified Jacksonville Richlands, L.L.C.	3069 Richlands Highway	Jacksonville	NC	28540	Onslow	Walgreens Plaza	42,219
40	JPMCB	Inland Diversified Conyers Heritage, L.L.C.	1783 Highway 138 SE	Conyers	GA	30013	Rockdale	Heritage Square	22,385
41	JPMCB	TPS Lodging, LLC	7805 Forest Point Boulevard	Charlotte	NC	28217	Mecklenburg	Towneplace Suites Charlotte	94
42	JPMCB	Krishnaguru, Inc.	1453 North Mack Smith Road	East Ridge	TN	37412	Hamilton	Fairfield Inn & Suites East Ridge	79
43	JPMCB	535 US Highway 83 Investors, LLC	535 East Expressway 83	Weslaco	TX	78596	Hidalgo	Academy Sports Weslaco	72,514
44	JPMCB	MSC Virginia Beach, LLC	5684 Haden Road	Virginia Beach	VA	23455	Virginia Beach City	Morningstar of Virginia Beach	519

A-1/5

Loan ID #	Originator/Loan Seller	Mortgagor Name	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans
1	JPMCB	SHC Michigan Avenue, LLC, New DTRS Michigan Avenue, LLC	Rooms	5.61000	5.5028	145,000,000	145,000,000.00	120	119	8/1/2021	360	360
2	JPMCB	Inland American ST Portfolio, L.L.C., Inland American ST Florida Portfolio, L.L.C.	Square Feet	5.42000	5.3128	100,000,000	100,000,000.00	120	118	7/1/2021	0	0
2.001	JPMCB		Square Feet			4,000,380	4,000,380.00	120	118		0
2.002	JPMCB		Square Feet			3,900,371	3,900,370.50	120	118		0
2.003	JPMCB		Square Feet			3,150,299	3,150,299.25	120	118		0
2.004	JPMCB		Square Feet			2,500,238	2,500,237.50	120	118		0
2.005	JPMCB		Square Feet			1,950,185	1,950,185.25	120	118		0
2.006	JPMCB		Square Feet			1,850,176	1,850,175.75	120	118		0
2.007	JPMCB		Square Feet			1,650,157	1,650,156.75	120	118		0
2.008	JPMCB		Square Feet			1,625,154	1,625,154.38	120	118		0
2.009	JPMCB		Square Feet			1,412,634	1,412,634.19	120	118		0
2.010	JPMCB		Square Feet			1,400,133	1,400,133.00	120	118		0
2.011	JPMCB		Square Feet			1,325,126	1,325,125.88	120	118		0
2.012	JPMCB		Square Feet			1,325,126	1,325,125.88	120	118		0
2.013	JPMCB		Square Feet			1,275,121	1,275,121.13	120	118		0
2.014	JPMCB		Square Feet			1,250,119	1,250,118.75	120	118		0
2.015	JPMCB		Square Feet			1,250,119	1,250,118.75	120	118		0
2.016	JPMCB		Square Feet			1,250,119	1,250,118.75	120	118		0
2.017	JPMCB		Square Feet			1,250,119	1,250,118.75	120	118		0
2.018	JPMCB		Square Feet			1,200,114	1,200,114.00	120	118		0
2.019	JPMCB		Square Feet			1,200,114	1,200,114.00	120	118		0
2.02	JPMCB		Square Feet			1,187,613	1,187,612.81	120	118		0
2.021	JPMCB		Square Feet			1,150,109	1,150,109.25	120	118		0
2.022	JPMCB		Square Feet			1,150,109	1,150,109.25	120	118		0
2.023	JPMCB		Square Feet			1,115,106	1,115,105.93	120	118		0
2.024	JPMCB		Square Feet			1,112,606	1,112,605.69	120	118		0
2.025	JPMCB		Square Feet			1,100,105	1,100,104.50	120	118		0
2.026	JPMCB		Square Feet			1,100,105	1,100,104.50	120	118		0
2.027	JPMCB		Square Feet			1,100,105	1,100,104.50	120	118		0
2.028	JPMCB		Square Feet			1,087,603	1,087,603.31	120	118		0
2.029	JPMCB		Square Feet			1,050,100	1,050,099.75	120	118		0
2.030	JPMCB		Square Feet			1,050,100	1,050,099.75	120	118		0
2.031	JPMCB		Square Feet			1,037,599	1,037,598.56	120	118		0
2.032	JPMCB		Square Feet			1,035,098	1,035,098.33	120	118		0
2.033	JPMCB		Square Feet			1,025,097	1,025,097.38	120	118		0
2.034	JPMCB		Square Feet			1,000,095	1,000,095.00	120	118		0
2.035	JPMCB		Square Feet			1,000,095	1,000,095.00	120	118		0
2.036	JPMCB		Square Feet			1,000,095	1,000,095.00	120	118		0
2.037	JPMCB		Square Feet			950,090	950,090.25	120	118		0
2.038	JPMCB		Square Feet			950,090	950,090.25	120	118		0
2.039	JPMCB		Square Feet			925,088	925,087.88	120	118		0
2.040	JPMCB		Square Feet			900,086	900,085.50	120	118		0
2.041	JPMCB		Square Feet			900,086	900,085.50	120	118		0
2.042	JPMCB		Square Feet			900,086	900,085.50	120	118		0
2.043	JPMCB		Square Feet			900,086	900,085.50	120	118		0
2.044	JPMCB		Square Feet			900,086	900,085.50	120	118		0
2.045	JPMCB		Square Feet			850,081	850,080.75	120	118		0
2.046	JPMCB		Square Feet			812,577	812,577.19	120	118		0
2.047	JPMCB		Square Feet			800,076	800,076.00	120	118		0
2.048	JPMCB		Square Feet			800,076	800,076.00	120	118		0
2.049	JPMCB		Square Feet			800,076	800,076.00	120	118		0
2.050	JPMCB		Square Feet			800,076	800,076.00	120	118		0
2.051	JPMCB		Square Feet			787,575	787,574.81	120	118		0
2.052	JPMCB		Square Feet			750,071	750,071.25	120	118		0
2.053	JPMCB		Square Feet			750,071	750,071.25	120	118		0
2.054	JPMCB		Square Feet			750,071	750,071.25	120	118		0
2.055	JPMCB		Square Feet			750,071	750,071.25	120	118		0
2.056	JPMCB		Square Feet			750,071	750,071.25	120	118		0
2.057	JPMCB		Square Feet			725,069	725,068.88	120	118		0
2.058	JPMCB		Square Feet			725,069	725,068.88	120	118		0
2.059	JPMCB		Square Feet			710,067	710,067.45	120	118		0
2.060	JPMCB		Square Feet			700,067	700,066.50	120	118		0
2.061	JPMCB		Square Feet			700,067	700,066.50	120	118		0
2.062	JPMCB		Square Feet			700,067	700,066.50	120	118		0
2.063	JPMCB		Square Feet			700,067	700,066.50	120	118		0
2.064	JPMCB		Square Feet			700,067	700,066.50	120	118		0
2.065	JPMCB		Square Feet			687,565	687,565.31	120	118		0
2.066	JPMCB		Square Feet			687,565	687,565.31	120	118		0
2.067	JPMCB		Square Feet			650,062	650,061.75	120	118		0
2.068	JPMCB		Square Feet			650,062	650,061.75	120	118		0
2.069	JPMCB		Square Feet			650,062	650,061.75	120	118		0
2.070	JPMCB		Square Feet			650,062	650,061.75	120	118		0
2.071	JPMCB		Square Feet			621,559	621,559.04	120	118		0
2.072	JPMCB		Square Feet			600,057	600,057.00	120	118		0
2.073	JPMCB		Square Feet			600,057	600,057.00	120	118		0
2.074	JPMCB		Square Feet			580,055	580,055.10	120	118		0
2.075	JPMCB		Square Feet			580,055	580,055.10	120	118		0
2.076	JPMCB		Square Feet			575,055	575,054.63	120	118		0
2.077	JPMCB		Square Feet			560,053	560,053.20	120	118		0
2.078	JPMCB		Square Feet			550,052	550,052.25	120	118		0
2.079	JPMCB		Square Feet			525,050	525,049.88	120	118		0
2.080	JPMCB		Square Feet			525,050	525,049.88	120	118		0
2.081	JPMCB		Square Feet			525,050	525,049.88	120	118		0
2.082	JPMCB		Square Feet			512,549	512,548.69	120	118		0
2.083	JPMCB		Square Feet			505,048	505,047.98	120	118		0
2.084	JPMCB		Square Feet			500,048	500,047.50	120	118		0
2.085	JPMCB		Square Feet			500,048	500,047.50	120	118		0
2.086	JPMCB		Square Feet			490,047	490,046.55	120	118		0
2.087	JPMCB		Square Feet			480,046	480,045.60	120	118		0
2.088	JPMCB		Square Feet			480,046	480,045.60	120	118		0
2.089	JPMCB		Square Feet			480,046	480,045.60	120	118		0
2.090	JPMCB		Square Feet			475,045	475,045.13	120	118		0
2.091	JPMCB		Square Feet			470,045	470,044.65	120	118		0
2.092	JPMCB		Square Feet			450,043	450,042.75	120	118		0
2.093	JPMCB		Square Feet			450,043	450,042.75	120	118		0
2.094	JPMCB		Square Feet			440,042	440,041.80	120	118		0
2.095	JPMCB		Square Feet			437,542	437,541.56	120	118		0
2.096	JPMCB		Square Feet			420,040	420,039.90	120	118		0
2.097	JPMCB		Square Feet			400,038	400,038.00	120	118		0
2.098	JPMCB		Square Feet			400,038	400,038.00	120	118		0
2.099	JPMCB		Square Feet			400,038	400,038.00	120	118		0
2.100	JPMCB		Square Feet			400,038	400,038.00	120	118		0
2.101	JPMCB		Square Feet			365,035	365,034.68	120	118		0
2.102	JPMCB		Square Feet			355,034	355,033.73	120	118		0
2.103	JPMCB		Square Feet			355,034	355,033.73	120	118		0
2.104	JPMCB		Square Feet			335,032	335,031.83	120	118		0
2.105	JPMCB		Square Feet			330,031	330,031.35	120	118		0
2.106	JPMCB		Square Feet			315,030	315,029.93	120	118		0
2.107	JPMCB		Square Feet			312,530	312,529.69	120	118		0
2.108	JPMCB		Square Feet			312,530	312,529.69	120	118		0
2.109	JPMCB		Square Feet			300,029	300,028.50	120	118		0
2.110	JPMCB		Square Feet			295,028	295,028.03	120	118		0
2.111	JPMCB		Square Feet			295,028	295,028.03	120	118		0
2.112	JPMCB		Square Feet			280,028	280,027.60	120	118		0
2.113	JPMCB		Square Feet			275,026	275,026.13	120	118		0
2.114	JPMCB		Square Feet			262,525	262,524.81	120	118		0
2.115	JPMCB		Square Feet			250,024	250,023.75	120	118		0
2.116	JPMCB		Square Feet			215,020	215,020.43	120	118		0
2.117	JPMCB		Square Feet			215,020	215,020.43	120	118		0
2.118	JPMCB		Square Feet			175,017	175,016.63	120	118		0
2.119	JPMCB		Square Feet			163,516	163,515.53	120	118		0
2.120	JPMCB		Square Feet			120,011	120,011.30	120	118		0
2.121	JPMCB		Square Feet			110,511	110,510.50	120	118		0
3	JPMCB	Asheville Mall CMBS, LLC	Square Feet	5.80000	5.7328	78,000,000	78,000,000.00	120	120	9/1/2021	300	300
4	JPMCB	Palmdale Lodging Associates LLC, Osceola Lodging Associates, LLP, Gateway Lodging Associates, LLP, Church St. Lodging Associates, LLP, Ridgefield Park Lodging Associates, LLP	Rooms	4.86181	4.75461	56,300,000	56,024,502.68	60	57	6/1/2016	300	297
4.001	JPMCB		Rooms			19,400,000	19,305,068.42	60	57		300
4.002	JPMCB		Rooms			13,120,000	13,055,798.85	60	57		300
4.003	JPMCB		Rooms			11,220,000	11,165,096.27	60	57		300
4.004	JPMCB		Rooms			6,850,000	6,816,480.34	60	57		300
4.005	JPMCB		Rooms			5,710,000	5,682,058.80	60	57		300
5	JPMCB	SRMKJVD, LLC	Square Feet	5.90000	5.8328	54,475,000	54,475,000.00	120	120	9/1/2021	300	300
6	JPMCB	24 West 57 APF LLC	Square Feet	5.17900	5.0718	48,850,000	48,850,000.00	60	60	9/1/2016	360	360
7	JPMCB	KRG Kokomo Project Company, LLC, KRG Hamilton Crossing, LLC, KRG Naperville, LLC, Kite Acworth, LLC	Square Feet	5.44200	5.3748	43,400,000	43,400,000.00	120	120	9/1/2021	360	360
7.001	JPMCB		Square Feet			13,650,000	13,650,000.00	120	120		360
7.002	JPMCB		Square Feet			13,050,000	13,050,000.00	120	120		360
7.003	JPMCB		Square Feet			9,600,000	9,600,000.00	120	120		360
7.004	JPMCB		Square Feet			7,100,000	7,100,000.00	120	120		360
8	JPMCB	Inland Orland Park Place, L.L.C.	Square Feet	5.55000	5.4428	42,280,000	42,280,000.00	120	120	9/1/2021	0	0
9	JPMCB	Rosemont Atlanta Properties LLC	Square Feet	5.31340	5.1862	40,125,000	40,085,439.04	120	119	8/1/2021	360	359
9.001	JPMCB		Square Feet			10,565,126	10,554,709.39	120	119		360
9.002	JPMCB		Square Feet			10,265,406	10,255,284.90	120	119		360
9.003	JPMCB		Square Feet			10,115,546	10,105,572.65	120	119		360
9.004	JPMCB		Square Feet			9,178,922	9,169,872.10	120	119		360
10	JPMCB	Denver West Village, L.P.	Square Feet	5.03700	4.9298	28,000,000	28,000,000.00	120	118	7/1/2021	360	360
11	JPMCB	1455 Valley Center PKY, LP, 1510 Valley Center PKY, LP, 1530 Valley Center PKY, LP, 1550 Valley Center PKY, LP, 1560 Valley Center PKY, LP, 1640, 1650, 1660 Valley Center PKY, LP	Square Feet	4.85300	4.7458	26,520,000	26,428,531.59	60	57	6/1/2016	360	357
11.001	JPMCB		Square Feet			7,189,565	7,164,767.95	60	57		360
11.002	JPMCB		Square Feet			4,815,652	4,799,042.65	60	57		360
11.003	JPMCB		Square Feet			4,544,348	4,528,674.39	60	57		360
11.004	JPMCB		Square Feet			4,273,043	4,258,305.13	60	57		360
11.005	JPMCB		Square Feet			3,730,435	3,717,568.60	60	57		360
11.006	JPMCB		Square Feet			1,966,957	1,960,172.87	60	57		360
12	JPMCB	KRG Eddy Street Apartments, LLC, KRG Eddy Street Commons, LLC, KRG Eddy Street Land, LLC, KRG Eddy Street Office, LLC	Square Feet	5.44200	5.3748	25,500,000	25,500,000.00	120	120	9/1/2021	360	360
13	JPMCB	Inland American ST Portfolio JP2, L.L.C., Inland American ST Florida Portfolio JP2, L.L.C.	Square Feet	5.42000	5.3128	25,000,000	25,000,000.00	120	118	7/1/2021	0	0
13.001	JPMCB		Square Feet			2,246,044	2,246,043.90	120	118		0
13.002	JPMCB		Square Feet			1,429,301	1,429,300.66	120	118		0
13.003	JPMCB		Square Feet			1,327,208	1,327,207.76	120	118		0
13.004	JPMCB		Square Feet			1,276,161	1,276,161.31	120	118		0
13.005	JPMCB		Square Feet			1,174,068	1,174,068.40	120	118		0
13.006	JPMCB		Square Feet			1,174,068	1,174,068.40	120	118		0
13.007	JPMCB		Square Feet			1,097,499	1,097,498.72	120	118		0
13.008	JPMCB		Square Feet			1,071,976	1,071,975.50	120	118		0
13.009	JPMCB		Square Feet			1,020,929	1,020,929.05	120	118		0
13.010	JPMCB		Square Feet			969,883	969,882.59	120	118		0
13.011	JPMCB		Square Feet			969,883	969,882.59	120	118		0
13.012	JPMCB		Square Feet			918,836	918,836.14	120	118		0
13.013	JPMCB		Square Feet			847,371	847,371.11	120	118		0
13.014	JPMCB		Square Feet			816,743	816,743.24	120	118		0
13.015	JPMCB		Square Feet			816,743	816,743.24	120	118		0
13.016	JPMCB		Square Feet			816,743	816,743.24	120	118		0
13.017	JPMCB		Square Feet			816,743	816,743.24	120	118		0
13.018	JPMCB		Square Feet			781,011	781,010.72	120	118		0
13.019	JPMCB		Square Feet			714,650	714,650.33	120	118		0
13.020	JPMCB		Square Feet			535,988	535,987.75	120	118		0
13.021	JPMCB		Square Feet			525,778	525,778.46	120	118		0
13.022	JPMCB		Square Feet			525,778	525,778.46	120	118		0
13.023	JPMCB		Square Feet			515,569	515,569.17	120	118		0
13.024	JPMCB		Square Feet			484,941	484,941.30	120	118		0
13.025	JPMCB		Square Feet			484,941	484,941.30	120	118		0
13.026	JPMCB		Square Feet			464,523	464,522.72	120	118		0
13.027	JPMCB		Square Feet			375,191	375,191.42	120	118		0
13.028	JPMCB		Square Feet			352,221	352,220.52	120	118		0
13.029	JPMCB		Square Feet			265,442	265,441.55	120	118		0
13.030	JPMCB		Square Feet			183,767	183,767.21	120	118	7/1/2021	0	0
14	JPMCB	Inland Western Houston Sawyer Heights Limited Partnership	Square Feet	5.00000	4.8928	18,700,000	18,700,000.00	120	118	6/1/2021	0	0
15	JPMCB	Inland Diversified Norman University, L.L.C.	Square Feet	5.47500	5.3678	18,690,000	18,690,000.00	120	117	8/1/2016	360	359
16	JPMCB	Brookwood Maitland II, LLC, Brookwood Maitland Investors, LLC	Square Feet	4.99100	4.8838	17,250,000	17,231,630.28	60	59	7/1/2016	360	358
17	JPMCB	Landing Apartments Operating LLC	Units	4.59400	4.4668	16,000,000	15,962,584.88	60	58	5/1/2021	0	0
18	JPMCB	Inland Diversified Prattville Legends, L.L.C.	Square Feet	5.47500	5.3678	15,930,000	15,930,000.00	120	116	5/1/2021	0	0
19	JPMCB	Inland Diversified Charlotte Northcrest, L.L.C.	Square Feet	5.47500	5.3678	15,780,000	15,780,000.00	120	116	10/1/2018	0	0
20	JPMCB	Quality Circle Property LL, LLC	Square Feet	5.68100	5.5738	15,125,000	15,125,000.00	85	85	6/1/2021	360	357
21	JPMCB	MB San Antonio Brooks Limited Partnership	Square Feet	5.20100	5.0938	14,275,800	14,230,136.51	120	117	9/1/2021	360	360
22	JPMCB	KRG Oldsmar Project Company, LLC	Square Feet	5.44200	5.3748	13,125,000	13,125,000.00	120	120	7/1/2021	360	358
23	JPMCB	Oak Grove Associates	Square Feet	5.80600	5.6988	13,000,000	12,977,278.09	120	118	7/1/2021	360	358
24	JPMCB	114 West Illinois, LLC, 500-508 North Clark LLC	Square Feet	5.30200	5.1948	12,750,000	12,724,731.17	120	118		360
24.001	JPMCB		Square Feet			8,150,000	8,133,847.77	120	118		360
24.002	JPMCB		Square Feet			4,600,000	4,590,883.40	120	118	7/1/2016	360	358
25	JPMCB	Fairview Heights Investors LLC	Square Feet	5.00000	4.8928	12,500,000	12,473,376.29	60	58	7/1/2016	300	298
26	JPMCB	IN-105 Heritage III, LLC	Square Feet	4.70000	4.5528	12,400,000	12,359,612.73	60	58	7/1/2021	0	0
27	JPMCB	Inland Western Temple Bird Creek Crossing Limited Partnership	Square Feet	5.15900	5.0518	11,681,500	11,681,500.00	120	118	9/1/2021	0	0
28	JPMCB	Inland Red Top Plaza, L.L.C.	Square Feet	5.55000	5.4428	11,400,000	11,400,000.00	120	120	9/1/2021	300	300
29	JPMCB	Appletree Mall Associates LLC	Square Feet	5.85000	5.7028	11,000,000	11,000,000.00	120	120	8/1/2021	360	359
30	JPMCB	Kensington Park Limited Partnership	Pads	5.70600	5.5988	9,000,000	8,991,951.24	120	119	7/1/2021	360	358
31	JPMCB	Franklin Centre Wisconsin LLC, Rawson LLC	Square Feet	5.72400	5.6168	8,500,000	8,484,828.92	120	118	6/1/2021	0	0
32	JPMCB	Inland Village Ten, L.L.C.	Square Feet	5.17000	5.0628	8,300,000	8,300,000.00	120	117	6/1/2021	0	0
33	JPMCB	Inland Caton Crossing, L.L.C.	Square Feet	5.19000	5.0828	7,700,000	7,700,000.00	120	117	6/1/2021	336	333
34	JPMCB	340 North Belt, L.P.	Square Feet	5.25000	5.1428	6,685,250	6,660,777.62	120	117	10/1/2016	360	360
35	JPMCB	MSC Chapel Hill, LLC	Units	5.90800	5.7608	6,450,000	6,450,000.00	61	61	9/1/2016	360	360
36	JPMCB	Eagles Landing Statesboro LLC	Beds	5.75000	5.6428	5,850,000	5,850,000.00	60	60	7/1/2021	0	0
37	JPMCB	Inland Diversified Lake Mary, L.L.C.	Square Feet	5.10000	4.9928	5,080,000	5,080,000.00	120	118	8/1/2016	360	359
38	JPMCB	Huntley Creek Crossing, Limited Partnership	Square Feet	5.10000	5.0328	5,040,000	5,034,769.33	60	59	7/1/2021	0	0
39	JPMCB	Inland Diversified Jacksonville Richlands, L.L.C.	Square Feet	5.30400	5.1968	4,650,000	4,650,000.00	120	118	7/1/2021	0	0
40	JPMCB	Inland Diversified Conyers Heritage, L.L.C.	Square Feet	5.10000	4.9928	4,460,000	4,460,000.00	120	118	9/1/2016	300	300
41	JPMCB	TPS Lodging, LLC	Rooms	6.25000	6.1428	4,320,000	4,320,000.00	60	60	9/1/2016	300	300
42	JPMCB	Krishnaguru, Inc.	Rooms	6.25000	6.1428	4,080,000	4,080,000.00	60	60	7/1/2021	360	358
43	JPMCB	535 US Highway 83 Investors, LLC	Square Feet	5.60000	5.5328	3,660,000	3,653,259.87	120	118	10/1/2016	360	360
44	JPMCB	MSC Virginia Beach, LLC	Units	5.90800	5.7608	3,550,000	3,550,000.00	61	61

A-6/10

Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Payment	Servicing Fee Rate	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan
1	JPMCB	SHC Michigan Avenue, LLC, New DTRS Michigan Avenue, LLC	833,329.09	0.10000	Actual/360	No		Fee	No
2	JPMCB	Inland American ST Portfolio, L.L.C., Inland American ST Florida Portfolio, L.L.C.	459,194.44	0.10000	Actual/360	Yes
300 basis points plus the greater of i) the Initial Interest Rate (5.420%) or ii) 218.5 basis points plus the 10 year swap yield; but in no event shall the Revised Interest Rate exceed 500 basis points plus the Initial Interest Rate
								Fee	No
2.001	JPMCB							Fee
2.002	JPMCB							Fee
2.003	JPMCB							Fee
2.004	JPMCB							Fee
2.005	JPMCB							Fee
2.006	JPMCB							Fee
2.007	JPMCB							Fee
2.008	JPMCB							Fee
2.009	JPMCB							Fee
2.010	JPMCB							Fee
2.011	JPMCB							Fee
2.012	JPMCB							Fee
2.013	JPMCB							Fee
2.014	JPMCB							Fee
2.015	JPMCB							Fee
2.016	JPMCB							Fee
2.017	JPMCB							Fee
2.018	JPMCB							Fee
2.019	JPMCB							Fee
2.02	JPMCB							Fee
2.021	JPMCB							Fee
2.022	JPMCB							Fee
2.023	JPMCB							Fee
2.024	JPMCB							Fee
2.025	JPMCB							Fee
2.026	JPMCB							Fee
2.027	JPMCB							Fee
2.028	JPMCB							Fee
2.029	JPMCB							Fee
2.030	JPMCB							Fee
2.031	JPMCB							Fee
2.032	JPMCB							Fee
2.033	JPMCB							Fee
2.034	JPMCB							Fee
2.035	JPMCB							Fee
2.036	JPMCB							Fee
2.037	JPMCB							Fee
2.038	JPMCB							Fee
2.039	JPMCB							Fee
2.040	JPMCB							Fee
2.041	JPMCB							Fee
2.042	JPMCB							Fee
2.043	JPMCB							Fee
2.044	JPMCB							Fee
2.045	JPMCB							Fee
2.046	JPMCB							Fee
2.047	JPMCB							Fee
2.048	JPMCB							Fee
2.049	JPMCB							Fee
2.050	JPMCB							Fee
2.051	JPMCB							Fee
2.052	JPMCB							Fee
2.053	JPMCB							Fee
2.054	JPMCB							Fee
2.055	JPMCB							Fee
2.056	JPMCB							Fee
2.057	JPMCB							Fee
2.058	JPMCB							Fee
2.059	JPMCB							Fee
2.060	JPMCB							Fee
2.061	JPMCB							Fee
2.062	JPMCB							Fee
2.063	JPMCB							Fee
2.064	JPMCB							Fee
2.065	JPMCB							Fee
2.066	JPMCB							Fee
2.067	JPMCB							Fee
2.068	JPMCB							Fee
2.069	JPMCB							Fee
2.070	JPMCB							Fee
2.071	JPMCB							Fee
2.072	JPMCB							Fee
2.073	JPMCB							Fee
2.074	JPMCB							Fee
2.075	JPMCB							Fee
2.076	JPMCB							Fee
2.077	JPMCB							Fee
2.078	JPMCB							Fee
2.079	JPMCB							Fee
2.080	JPMCB							Fee
2.081	JPMCB							Fee
2.082	JPMCB							Fee
2.083	JPMCB							Fee
2.084	JPMCB							Fee
2.085	JPMCB							Fee
2.086	JPMCB							Fee
2.087	JPMCB							Fee
2.088	JPMCB							Fee
2.089	JPMCB							Fee
2.090	JPMCB							Fee
2.091	JPMCB							Fee
2.092	JPMCB							Fee
2.093	JPMCB							Fee
2.094	JPMCB							Fee
2.095	JPMCB							Fee
2.096	JPMCB							Fee
2.097	JPMCB							Fee
2.098	JPMCB							Fee
2.099	JPMCB							Fee
2.100	JPMCB							Fee
2.101	JPMCB							Fee
2.102	JPMCB							Fee
2.103	JPMCB							Fee
2.104	JPMCB							Fee
2.105	JPMCB							Fee
2.106	JPMCB							Fee
2.107	JPMCB							Fee
2.108	JPMCB							Fee
2.109	JPMCB							Fee
2.110	JPMCB							Fee
2.111	JPMCB							Fee
2.112	JPMCB							Fee
2.113	JPMCB							Fee
2.114	JPMCB							Fee
2.115	JPMCB							Fee
2.116	JPMCB							Fee
2.117	JPMCB							Fee
2.118	JPMCB							Fee
2.119	JPMCB							Fee
2.120	JPMCB							Fee
2.121	JPMCB							Fee
3	JPMCB	Asheville Mall CMBS, LLC	493,062.50	0.06000	Actual/360	No		Fee	No
4	JPMCB	Palmdale Lodging Associates LLC, Osceola Lodging Associates, LLP, Gateway Lodging Associates, LLP, Church St. Lodging Associates, LLP, Ridgefield Park Lodging Associates, LLP	324,607.26	0.10000	Actual/360	No		Fee/Leasehold	No
4.001	JPMCB							Fee
4.002	JPMCB							Leasehold
4.003	JPMCB							Fee
4.004	JPMCB							Fee
4.005	JPMCB							Fee
5	JPMCB	SRMKJVD, LLC	347,660.79	0.06000	Actual/360	No		Fee	No
6	JPMCB	24 West 57 APF LLC	267,607.30	0.10000	Actual/360	Yes
300 basis points plus the greater of  i) the Initial Interest Rate (5.179%) or ii) the then current 5 year swap yield for the period from the Anticipated Repayment Date through the Maturity Date; but in no event shall the Revised Interest Rate exceed 500 basis points plus the Initial Interest Rate
								Fee	No
7	JPMCB	KRG Kokomo Project Company, LLC, KRG Hamilton Crossing, LLC, KRG Naperville, LLC, Kite Acworth, LLC	244,843.42	0.06000	Actual/360	No		Fee	No
7.001	JPMCB							Fee
7.002	JPMCB							Fee
7.003	JPMCB							Fee
7.004	JPMCB							Fee
8	JPMCB	Inland Orland Park Place, L.L.C.	198,804.08	0.10000	Actual/360	No		Fee	No
9	JPMCB	Rosemont Atlanta Properties LLC	223,150.00	0.12000	Actual/360	No		Fee	No
9.001	JPMCB							Fee
9.002	JPMCB							Fee
9.003	JPMCB							Fee
9.004	JPMCB							Fee
10	JPMCB	Denver West Village, L.P.	150,943.85	0.10000	Actual/360	No		Fee	No
11	JPMCB	1455 Valley Center PKY, LP, 1510 Valley Center PKY, LP, 1530 Valley Center PKY, LP, 1550 Valley Center PKY, LP, 1560 Valley Center PKY, LP, 1640, 1650, 1660 Valley Center PKY, LP	139,992.10	0.10000	Actual/360	No		Fee	No
11.001	JPMCB							Fee
11.002	JPMCB							Fee
11.003	JPMCB							Fee
11.004	JPMCB							Fee
11.005	JPMCB							Fee
11.006	JPMCB							Fee
12	JPMCB	KRG Eddy Street Apartments, LLC, KRG Eddy Street Commons, LLC, KRG Eddy Street Land, LLC, KRG Eddy Street Office, LLC	143,859.61	0.06000	Actual/360	No		Leasehold	No
13	JPMCB	Inland American ST Portfolio JP2, L.L.C., Inland American ST Florida Portfolio JP2, L.L.C.	114,798.61	0.10000	Actual/360	Yes
300 basis points plus the greater of i) the Initial Interest Rate (5.420%) or ii) 218.5 basis points plus the 10 year swap yield; but in no event shall the Revised Interest Rate exceed 500 basis points plus the Initial Interest Rate
								Fee	No
13.001	JPMCB							Fee
13.002	JPMCB							Fee
13.003	JPMCB							Fee
13.004	JPMCB							Fee
13.005	JPMCB							Fee
13.006	JPMCB							Fee
13.007	JPMCB							Fee
13.008	JPMCB							Fee
13.009	JPMCB							Fee
13.010	JPMCB							Fee
13.011	JPMCB							Fee
13.012	JPMCB							Fee
13.013	JPMCB							Fee
13.014	JPMCB							Fee
13.015	JPMCB							Fee
13.016	JPMCB							Fee
13.017	JPMCB							Fee
13.018	JPMCB							Fee
13.019	JPMCB							Fee
13.020	JPMCB							Fee
13.021	JPMCB							Fee
13.022	JPMCB							Fee
13.023	JPMCB							Fee
13.024	JPMCB							Fee
13.025	JPMCB							Fee
13.026	JPMCB							Fee
13.027	JPMCB							Fee
13.028	JPMCB							Fee
13.029	JPMCB							Fee
13.030	JPMCB							Fee
14	JPMCB	Inland Western Houston Sawyer Heights Limited Partnership	79,215.28	0.10000	Actual/360	No		Fee	No
15	JPMCB	Inland Diversified Norman University, L.L.C.	86,694.34	0.10000	Actual/360	No		Fee	No
16	JPMCB	Brookwood Maitland II, LLC, Brookwood Maitland Investors, LLC	92,506.87	0.10000	Actual/360	No		Fee	No
17	JPMCB	Landing Apartments Operating LLC	81,965.74	0.12000	Actual/360	No		Fee	No
18	JPMCB	Inland Diversified Prattville Legends, L.L.C.	73,891.97	0.10000	Actual/360	No		Fee	No
19	JPMCB	Inland Diversified Charlotte Northcrest, L.L.C.	73,196.19	0.10000	Actual/360	No		Fee	No
20	JPMCB	Quality Circle Property LL, LLC	72,797.68	0.10000	Actual/360	No		Fee	No
21	JPMCB	MB San Antonio Brooks Limited Partnership	78,398.79	0.10000	Actual/360	No		Fee	No
22	JPMCB	KRG Oldsmar Project Company, LLC	74,045.39	0.06000	Actual/360	No		Fee	No
23	JPMCB	Oak Grove Associates	76,327.57	0.10000	Actual/360	No		Fee	No
24	JPMCB	114 West Illinois, LLC, 500-508 North Clark LLC	70,817.18	0.10000	Actual/360	No		Fee	No
24.001	JPMCB							Fee
24.002	JPMCB							Fee
25	JPMCB	Fairview Heights Investors LLC	67,102.70	0.10000	Actual/360	No		Fee	No
26	JPMCB	IN-105 Heritage III, LLC	70,338.41	0.14000	Actual/360	Yes
300 basis points plus the greater of i) the Initial Interest Rate (4.700%) or ii) 280 basis points plus the 5-year swap yield; but in no event shall the Revised Interest Rate exceed 500 basis points plus the Initial Interest Rate
								Fee	No
27	JPMCB	Inland Western Temple Bird Creek Crossing Limited Partnership	51,057.73	0.10000	Actual/360	No		Fee	No
28	JPMCB	Inland Red Top Plaza, L.L.C.	53,603.75	0.10000	Actual/360	No		Fee	No
29	JPMCB	Appletree Mall Associates LLC	69,867.98	0.14000	Actual/360	No		Fee	No
30	JPMCB	Kensington Park Limited Partnership	52,270.26	0.10000	Actual/360	No		Fee	No
31	JPMCB	Franklin Centre Wisconsin LLC, Rawson LLC	49,463.39	0.10000	Actual/360	No		Fee	No
32	JPMCB	Inland Village Ten, L.L.C.	36,355.15	0.10000	Actual/360	No		Fee	No
33	JPMCB	Inland Caton Crossing, L.L.C.	33,857.54	0.10000	Actual/360	No		Fee	No
34	JPMCB	340 North Belt, L.P.	38,017.15	0.10000	Actual/360	No		Fee	No
35	JPMCB	MSC Chapel Hill, LLC	38,290.33	0.14000	Actual/360	No		Fee	No
36	JPMCB	Eagles Landing Statesboro LLC	34,139.01	0.10000	Actual/360	No		Fee	No
37	JPMCB	Inland Diversified Lake Mary, L.L.C.	21,949.83	0.10000	Actual/360	No		Fee	No
38	JPMCB	Huntley Creek Crossing, Limited Partnership	27,364.67	0.06000	Actual/360	No		Fee	No
39	JPMCB	Inland Diversified Jacksonville Richlands, L.L.C.	20,895.55	0.10000	Actual/360	No		Fee	No
40	JPMCB	Inland Diversified Conyers Heritage, L.L.C.	19,270.92	0.10000	Actual/360	No		Fee	No
41	JPMCB	TPS Lodging, LLC	28,497.72	0.10000	Actual/360	No		Fee	No
42	JPMCB	Krishnaguru, Inc.	26,914.51	0.10000	Actual/360	No		Fee	No
43	JPMCB	535 US Highway 83 Investors, LLC	21,011.29	0.06000	Actual/360	No		Fee	No
44	JPMCB	MSC Virginia Beach, LLC	21,074.52	0.14000	Actual/360	No		Fee	No

A-11/15

UPFRONT ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Guarantor	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Other Reserve
1	JPMCB	SHC Michigan Avenue, LLC, New DTRS Michigan Avenue, LLC	Strategic Hotel Funding L.L.C.	No	0	0	0	0	0	0	0
2	JPMCB	Inland American ST Portfolio, L.L.C., Inland American ST Florida Portfolio, L.L.C.	Inland American Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
2.001	JPMCB
2.002	JPMCB
2.003	JPMCB
2.004	JPMCB
2.005	JPMCB
2.006	JPMCB
2.007	JPMCB
2.008	JPMCB
2.009	JPMCB
2.010	JPMCB
2.011	JPMCB
2.012	JPMCB
2.013	JPMCB
2.014	JPMCB
2.015	JPMCB
2.016	JPMCB
2.017	JPMCB
2.018	JPMCB
2.019	JPMCB
2.02	JPMCB
2.021	JPMCB
2.022	JPMCB
2.023	JPMCB
2.024	JPMCB
2.025	JPMCB
2.026	JPMCB
2.027	JPMCB
2.028	JPMCB
2.029	JPMCB
2.030	JPMCB
2.031	JPMCB
2.032	JPMCB
2.033	JPMCB
2.034	JPMCB
2.035	JPMCB
2.036	JPMCB
2.037	JPMCB
2.038	JPMCB
2.039	JPMCB
2.040	JPMCB
2.041	JPMCB
2.042	JPMCB
2.043	JPMCB
2.044	JPMCB
2.045	JPMCB
2.046	JPMCB
2.047	JPMCB
2.048	JPMCB
2.049	JPMCB
2.050	JPMCB
2.051	JPMCB
2.052	JPMCB
2.053	JPMCB
2.054	JPMCB
2.055	JPMCB
2.056	JPMCB
2.057	JPMCB
2.058	JPMCB
2.059	JPMCB
2.060	JPMCB
2.061	JPMCB
2.062	JPMCB
2.063	JPMCB
2.064	JPMCB
2.065	JPMCB
2.066	JPMCB
2.067	JPMCB
2.068	JPMCB
2.069	JPMCB
2.070	JPMCB
2.071	JPMCB
2.072	JPMCB
2.073	JPMCB
2.074	JPMCB
2.075	JPMCB
2.076	JPMCB
2.077	JPMCB
2.078	JPMCB
2.079	JPMCB
2.080	JPMCB
2.081	JPMCB
2.082	JPMCB
2.083	JPMCB
2.084	JPMCB
2.085	JPMCB
2.086	JPMCB
2.087	JPMCB
2.088	JPMCB
2.089	JPMCB
2.090	JPMCB
2.091	JPMCB
2.092	JPMCB
2.093	JPMCB
2.094	JPMCB
2.095	JPMCB
2.096	JPMCB
2.097	JPMCB
2.098	JPMCB
2.099	JPMCB
2.100	JPMCB
2.101	JPMCB
2.102	JPMCB
2.103	JPMCB
2.104	JPMCB
2.105	JPMCB
2.106	JPMCB
2.107	JPMCB
2.108	JPMCB
2.109	JPMCB
2.110	JPMCB
2.111	JPMCB
2.112	JPMCB
2.113	JPMCB
2.114	JPMCB
2.115	JPMCB
2.116	JPMCB
2.117	JPMCB
2.118	JPMCB
2.119	JPMCB
2.120	JPMCB
2.121	JPMCB
3	JPMCB	Asheville Mall CMBS, LLC	CBL & Associates Properties, Inc.	No	6,771	0	0	40,627	499,538	0	653,820
4	JPMCB	Palmdale Lodging Associates LLC, Osceola Lodging Associates, LLP, Gateway Lodging Associates, LLP, Church St. Lodging Associates, LLP, Ridgefield Park Lodging Associates, LLP	Bharat N. Patel	No	50,485	0	0	0	213,802	0	113,201
4.001	JPMCB
4.002	JPMCB
4.003	JPMCB
4.004	JPMCB
4.005	JPMCB
5	JPMCB	SRMKJVD, LLC	John M. Stone, Suzanne Stone, Bryan P. Stone, et. al	No	2,435	0	672,322	0	232,989	13,881	0
6	JPMCB	24 West 57 APF LLC	Berndt Perl, Kenneth Aschendorf	No	2,325	0	0	20,833	248,377	0	0
7	JPMCB	KRG Kokomo Project Company, LLC, KRG Hamilton Crossing, LLC, KRG Naperville, LLC, Kite Acworth, LLC	Kite Realty Group, L.P.	No	6,000	654,151	0	187,992	0	0	374,129
7.001	JPMCB
7.002	JPMCB
7.003	JPMCB
7.004	JPMCB
8	JPMCB	Inland Orland Park Place, L.L.C.	IN Retail Fund, L.L.C.	No	0	0	0	0	0	0	2,842
9	JPMCB	Rosemont Atlanta Properties LLC	Rosemont Realty, LLC	No	9,658	38,750	0	41,670	511,122	0	1,691,170
9.001	JPMCB
9.002	JPMCB
9.003	JPMCB
9.004	JPMCB
10	JPMCB	Denver West Village, L.P.	The Mills Limited Partnership	No	5,686	0	0	500,000	376,057	0	0
11	JPMCB	1455 Valley Center PKY, LP, 1510 Valley Center PKY, LP, 1530 Valley Center PKY, LP, 1550 Valley Center PKY, LP, 1560 Valley Center PKY, LP, 1640, 1650, 1660 Valley Center PKY, LP	Penncap Properties Portfolio, LP	No	132,415	0	0	1,058,086	459,580	0	0
11.001	JPMCB
11.002	JPMCB
11.003	JPMCB
11.004	JPMCB
11.005	JPMCB
11.006	JPMCB
12	JPMCB	KRG Eddy Street Apartments, LLC, KRG Eddy Street Commons, LLC, KRG Eddy Street Land, LLC, KRG Eddy Street Office, LLC	Kite Realty Group, L.P.	No	2,900	0	0	2,584,273	0	0	654,137
13	JPMCB	Inland American ST Portfolio JP2, L.L.C., Inland American ST Florida Portfolio JP2, L.L.C.	Inland American Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
13.001	JPMCB
13.002	JPMCB
13.003	JPMCB
13.004	JPMCB
13.005	JPMCB
13.006	JPMCB
13.007	JPMCB
13.008	JPMCB
13.009	JPMCB
13.010	JPMCB
13.011	JPMCB
13.012	JPMCB
13.013	JPMCB
13.014	JPMCB
13.015	JPMCB
13.016	JPMCB
13.017	JPMCB
13.018	JPMCB
13.019	JPMCB
13.020	JPMCB
13.021	JPMCB
13.022	JPMCB
13.023	JPMCB
13.024	JPMCB
13.025	JPMCB
13.026	JPMCB
13.027	JPMCB
13.028	JPMCB
13.029	JPMCB
13.030	JPMCB
14	JPMCB	Inland Western Houston Sawyer Heights Limited Partnership	Inland Western Retail Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
15	JPMCB	Inland Diversified Norman University, L.L.C.	Inland Diversified Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
16	JPMCB	Brookwood Maitland II, LLC, Brookwood Maitland Investors, LLC	Thomas W. Brown, Thomas N. Trkla	No	3,095	0	0	2,029,488	250,358	0	710,367
17	JPMCB	Landing Apartments Operating LLC	Rosemont Realty, LLC	No	7,210	21,250	0	0	106,644	0	0
18	JPMCB	Inland Diversified Prattville Legends, L.L.C.	Inland Diversified Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
19	JPMCB	Inland Diversified Charlotte Northcrest, L.L.C.	Inland Diversified Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
20	JPMCB	Quality Circle Property LL, LLC	Mohannad S. Malas	No	3,170	0	0	0	143,000	28,616	0
21	JPMCB	MB San Antonio Brooks Limited Partnership	Minto Builders (Florida), Inc.	No	0	0	0	12,500	0	0	0
22	JPMCB	KRG Oldsmar Project Company, LLC	Kite Realty Group, L.P.	No	1,625	0	0	84,717	0	0	0
23	JPMCB	Oak Grove Associates	Terry F. Spragens, Jeffrey G. Spragens, James M. Ballard	No	1,800,000	11,625	1,214,375	0	146,333	0	300,000
24	JPMCB	114 West Illinois, LLC, 500-508 North Clark LLC	Albert M. Friedman	No	1,150	20,000	0	6,350	113,047	2,917	0
24.001	JPMCB
24.002	JPMCB
25	JPMCB	Fairview Heights Investors LLC	Gregory P. Forester	No	2,485	357,875	0	6,600	217,254	0	1,500,000
26	JPMCB	IN-105 Heritage III, LLC	Macquarie CNL Income, LP	No	1,500	16,066	0	10,250	249,314	0	0
27	JPMCB	Inland Western Temple Bird Creek Crossing Limited Partnership	Inland Western Retail Real Estate Trust, Inc.	No	0	14,383	0	0	0	0	0
28	JPMCB	Inland Red Top Plaza, L.L.C.	INP Retail, L.P.	No	0	0	0	0	0	0	0
29	JPMCB	Appletree Mall Associates LLC	R. Norman Wood	No	3,765	0	125,000	0	103,221	0	0
30	JPMCB	Kensington Park Limited Partnership	Spencer M. Partrich, Mickey Shapiro	No	2,035	0	0	0	21,302	0	0
31	JPMCB	Franklin Centre Wisconsin LLC, Rawson LLC	Mark Lambert, Craig Whitehead	No	2,855	28,206	0	3,200	20,127	0	0
32	JPMCB	Inland Village Ten, L.L.C.	Inland Real Estate Corporation	No	0	0	0	0	0	0	0
33	JPMCB	Inland Caton Crossing, L.L.C.	Inland Real Estate Corporation	No	0	0	0	0	0	0	0
34	JPMCB	340 North Belt, L.P.	Andrew Segal	No	4,150	18,750	0	14,600	89,157	0	0
35	JPMCB	MSC Chapel Hill, LLC	Stephen E. Benson	No	658	0	0	0	11,167	0	0
36	JPMCB	Eagles Landing Statesboro LLC	Harold Rosenblum	No	3,730	0	0	0	41,372	5,178	0
37	JPMCB	Inland Diversified Lake Mary, L.L.C.	Inland Diversified Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
38	JPMCB	Huntley Creek Crossing, Limited Partnership	William L. Huntley	No	1,200	33,876	0	1,525	100,317	4,659	41,889
39	JPMCB	Inland Diversified Jacksonville Richlands, L.L.C.	Inland Diversified Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
40	JPMCB	Inland Diversified Conyers Heritage, L.L.C.	Inland Diversified Real Estate Trust, Inc.	No	0	0	0	0	0	0	0
41	JPMCB	TPS Lodging, LLC	Hiren Desai	No	5,350	20,853	0	0	30,015	0	0
42	JPMCB	Krishnaguru, Inc.	Hiren Desai	No	5,800	0	0	0	31,773	0	0
43	JPMCB	535 US Highway 83 Investors, LLC	Richard C. Dunsay	No	0	0	0	0	0	0	0
44	JPMCB	MSC Virginia Beach, LLC	Stephen E. Benson	No	470	0	0	0	16,672	0	0

A-16/20

PERIODIC ESCROW

Grace Period
Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Other Reserve	(Late Payment)	Cash-Management Agreement or Lockbox In-place	General Property Type	Defeasance Permitted	Interest Accrual Period	Final Maturity Date
1	JPMCB	SHC Michigan Avenue, LLC, New DTRS Michigan Avenue, LLC	0	0	0	0	0	0	0	Yes	Hotel	No	Actual/360
2	JPMCB	Inland American ST Portfolio, L.L.C., Inland American ST Florida Portfolio, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360	07/01/31
2.001	JPMCB										Retail
2.002	JPMCB										Retail
2.003	JPMCB										Retail
2.004	JPMCB										Retail
2.005	JPMCB										Retail
2.006	JPMCB										Retail
2.007	JPMCB										Retail
2.008	JPMCB										Retail
2.009	JPMCB										Retail
2.010	JPMCB										Retail
2.011	JPMCB										Retail
2.012	JPMCB										Retail
2.013	JPMCB										Retail
2.014	JPMCB										Retail
2.015	JPMCB										Retail
2.016	JPMCB										Retail
2.017	JPMCB										Retail
2.018	JPMCB										Retail
2.019	JPMCB										Retail
2.02	JPMCB										Retail
2.021	JPMCB										Retail
2.022	JPMCB										Retail
2.023	JPMCB										Retail
2.024	JPMCB										Retail
2.025	JPMCB										Retail
2.026	JPMCB										Retail
2.027	JPMCB										Retail
2.028	JPMCB										Retail
2.029	JPMCB										Retail
2.030	JPMCB										Retail
2.031	JPMCB										Retail
2.032	JPMCB										Retail
2.033	JPMCB										Retail
2.034	JPMCB										Retail
2.035	JPMCB										Retail
2.036	JPMCB										Retail
2.037	JPMCB										Retail
2.038	JPMCB										Retail
2.039	JPMCB										Retail
2.040	JPMCB										Retail
2.041	JPMCB										Retail
2.042	JPMCB										Retail
2.043	JPMCB										Retail
2.044	JPMCB										Retail
2.045	JPMCB										Retail
2.046	JPMCB										Retail
2.047	JPMCB										Retail
2.048	JPMCB										Retail
2.049	JPMCB										Retail
2.050	JPMCB										Retail
2.051	JPMCB										Retail
2.052	JPMCB										Retail
2.053	JPMCB										Retail
2.054	JPMCB										Retail
2.055	JPMCB										Retail
2.056	JPMCB										Retail
2.057	JPMCB										Retail
2.058	JPMCB										Retail
2.059	JPMCB										Retail
2.060	JPMCB										Retail
2.061	JPMCB										Retail
2.062	JPMCB										Retail
2.063	JPMCB										Retail
2.064	JPMCB										Retail
2.065	JPMCB										Retail
2.066	JPMCB										Retail
2.067	JPMCB										Retail
2.068	JPMCB										Retail
2.069	JPMCB										Retail
2.070	JPMCB										Retail
2.071	JPMCB										Retail
2.072	JPMCB										Retail
2.073	JPMCB										Retail
2.074	JPMCB										Retail
2.075	JPMCB										Retail
2.076	JPMCB										Retail
2.077	JPMCB										Retail
2.078	JPMCB										Retail
2.079	JPMCB										Retail
2.080	JPMCB										Retail
2.081	JPMCB										Retail
2.082	JPMCB										Retail
2.083	JPMCB										Retail
2.084	JPMCB										Retail
2.085	JPMCB										Retail
2.086	JPMCB										Retail
2.087	JPMCB										Retail
2.088	JPMCB										Retail
2.089	JPMCB										Retail
2.090	JPMCB										Retail
2.091	JPMCB										Retail
2.092	JPMCB										Retail
2.093	JPMCB										Retail
2.094	JPMCB										Retail
2.095	JPMCB										Retail
2.096	JPMCB										Retail
2.097	JPMCB										Retail
2.098	JPMCB										Retail
2.099	JPMCB										Retail
2.100	JPMCB										Retail
2.101	JPMCB										Retail
2.102	JPMCB										Retail
2.103	JPMCB										Retail
2.104	JPMCB										Retail
2.105	JPMCB										Retail
2.106	JPMCB										Retail
2.107	JPMCB										Retail
2.108	JPMCB										Retail
2.109	JPMCB										Retail
2.110	JPMCB										Retail
2.111	JPMCB										Retail
2.112	JPMCB										Retail
2.113	JPMCB										Retail
2.114	JPMCB										Retail
2.115	JPMCB										Retail
2.116	JPMCB										Retail
2.117	JPMCB										Retail
2.118	JPMCB										Retail
2.119	JPMCB										Retail
2.120	JPMCB										Retail
2.121	JPMCB										Retail
3	JPMCB	Asheville Mall CMBS, LLC	6,771	0	40,627	62,442	0	0	15	Yes	Retail	Yes	Actual/360
4	JPMCB	Palmdale Lodging Associates LLC, Osceola Lodging Associates, LLP, Gateway Lodging Associates, LLP, Church St. Lodging Associates, LLP, Ridgefield Park Lodging Associates, LLP	3% of Gross Income from Operations	0	0	79,999	0	0	0	Yes	Hotel	No	Actual/360
4.001	JPMCB										Hotel
4.002	JPMCB										Hotel
4.003	JPMCB										Hotel
4.004	JPMCB										Hotel
4.005	JPMCB										Hotel
5	JPMCB	SRMKJVD, LLC	2,435	0	0	46,598	4,627	0	0	Yes	Office	No	Actual/360
6	JPMCB	24 West 57 APF LLC	2,325	0	25,000	82,792	0	0	0	Yes	Mixed Use	No	Actual/360	09/01/18
7	JPMCB	KRG Kokomo Project Company, LLC, KRG Hamilton Crossing, LLC, KRG Naperville, LLC, Kite Acworth, LLC	6,000	0	22,500	0	0	0	0	Yes	Retail	No	Actual/360
7.001	JPMCB										Retail
7.002	JPMCB										Retail
7.003	JPMCB										Retail
7.004	JPMCB										Retail
8	JPMCB	Inland Orland Park Place, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
9	JPMCB	Rosemont Atlanta Properties LLC	9,658	0	41,670	49,692	0	0	0	Yes	Office	Yes	Actual/360
9.001	JPMCB										Office
9.002	JPMCB										Office
9.003	JPMCB										Office
9.004	JPMCB										Office
10	JPMCB	Denver West Village, L.P.	5,686	0	0	125,353	0	0	5	Yes	Retail	Yes	Actual/360
11	JPMCB	1455 Valley Center PKY, LP, 1510 Valley Center PKY, LP, 1530 Valley Center PKY, LP, 1550 Valley Center PKY, LP, 1560 Valley Center PKY, LP, 1640, 1650, 1660 Valley Center PKY, LP	Springing 5,520 if the balance<100,000	0	0	59,171	0	0	0	Yes	Office	No	Actual/360
11.001	JPMCB										Office
11.002	JPMCB										Office
11.003	JPMCB										Office
11.004	JPMCB										Office
11.005	JPMCB										Office
11.006	JPMCB										Office
12	JPMCB	KRG Eddy Street Apartments, LLC, KRG Eddy Street Commons, LLC, KRG Eddy Street Land, LLC, KRG Eddy Street Office, LLC	2,900	0	10,700	0	0	18,750	0	Yes	Mixed Use	No	Actual/360
13	JPMCB	Inland American ST Portfolio JP2, L.L.C., Inland American ST Florida Portfolio JP2, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360	07/01/31
13.001	JPMCB										Retail
13.002	JPMCB										Retail
13.003	JPMCB										Retail
13.004	JPMCB										Retail
13.005	JPMCB										Retail
13.006	JPMCB										Retail
13.007	JPMCB										Retail
13.008	JPMCB										Retail
13.009	JPMCB										Retail
13.010	JPMCB										Retail
13.011	JPMCB										Retail
13.012	JPMCB										Retail
13.013	JPMCB										Retail
13.014	JPMCB										Retail
13.015	JPMCB										Retail
13.016	JPMCB										Retail
13.017	JPMCB										Retail
13.018	JPMCB										Retail
13.019	JPMCB										Retail
13.020	JPMCB										Retail
13.021	JPMCB										Retail
13.022	JPMCB										Retail
13.023	JPMCB										Retail
13.024	JPMCB										Retail
13.025	JPMCB										Retail
13.026	JPMCB										Retail
13.027	JPMCB										Retail
13.028	JPMCB										Retail
13.029	JPMCB										Retail
13.030	JPMCB										Retail
14	JPMCB	Inland Western Houston Sawyer Heights Limited Partnership	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
15	JPMCB	Inland Diversified Norman University, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
16	JPMCB	Brookwood Maitland II, LLC, Brookwood Maitland Investors, LLC	3,095	0	16,000	25,036	0	0	0	Yes	Office	No	Actual/360
17	JPMCB	Landing Apartments Operating LLC	7,210	0	0	13,331	0	0	0	Yes	Multifamily	Yes	Actual/360
18	JPMCB	Inland Diversified Prattville Legends, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
19	JPMCB	Inland Diversified Charlotte Northcrest, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
20	JPMCB	Quality Circle Property LL, LLC	3,100	0	0	11,000	1,908	0	0	Yes	Office	Yes	Actual/360
21	JPMCB	MB San Antonio Brooks Limited Partnership	0	0	12,500	0	0	0	0	Yes	Retail	No	Actual/360
22	JPMCB	KRG Oldsmar Project Company, LLC	1,625	0	6,072	0	0	0	0	Yes	Retail	No	Actual/360
23	JPMCB	Oak Grove Associates	2,033	0	4,200	48,778	0	0	0	Yes	Retail	No	Actual/360
24	JPMCB	114 West Illinois, LLC, 500-508 North Clark LLC	1,150	0	6,350	22,609	583	0	0	Yes	Mixed Use	No	Actual/360
24.001	JPMCB										Mixed Use
24.002	JPMCB										Mixed Use
25	JPMCB	Fairview Heights Investors LLC	2,485	0	6,600	24,139	0	0	0	Yes	Retail	No	Actual/360
26	JPMCB	IN-105 Heritage III, LLC	1,500	0	10,250	35,616	0	0	0	Yes	Office	No	Actual/360	12/01/18
27	JPMCB	Inland Western Temple Bird Creek Crossing Limited Partnership	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
28	JPMCB	Inland Red Top Plaza, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
29	JPMCB	Appletree Mall Associates LLC	3,765	0	0	25,786	0	0	0	Yes	Retail	No	Actual/360
30	JPMCB	Kensington Park Limited Partnership	2,035	0	0	21,302	0	0	0	No	Manufactured Housing	No	Actual/360
31	JPMCB	Franklin Centre Wisconsin LLC, Rawson LLC	2,855	0	3,200	10,063	0	0	0	Yes	Retail	No	Actual/360
32	JPMCB	Inland Village Ten, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
33	JPMCB	Inland Caton Crossing, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
34	JPMCB	340 North Belt, L.P.	4,150	0	14,600	14,860	0	0	0	Yes	Office	No	Actual/360
35	JPMCB	MSC Chapel Hill, LLC	658	0	0	5,583	0	0	0	Yes	Self Storage	No	Actual/360
36	JPMCB	Eagles Landing Statesboro LLC	3,730	0	0	5,172	1,294	0	0	Yes	Multifamily	No	Actual/360
37	JPMCB	Inland Diversified Lake Mary, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
38	JPMCB	Huntley Creek Crossing, Limited Partnership	1,200	0	1,525	14,331	932	0	0	Yes	Retail	No	Actual/360
39	JPMCB	Inland Diversified Jacksonville Richlands, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
40	JPMCB	Inland Diversified Conyers Heritage, L.L.C.	0	0	0	0	0	0	0	Yes	Retail	No	Actual/360
41	JPMCB	TPS Lodging, LLC	1/12 of 4% of Gross Income, Not < 5,350	0	0	3,335	0	0	0	Yes	Hotel	No	Actual/360
42	JPMCB	Krishnaguru, Inc.	1/12 of 4% of Gross Income, Not < 5,800	0	0	4,539	0	0	0	Yes	Hotel	No	Actual/360
43	JPMCB	535 US Highway 83 Investors, LLC	0	0	0	0	0	0	5	Yes	Retail	Yes	Actual/360
44	JPMCB	MSC Virginia Beach, LLC	470	0	0	3,334	0	0	0	Yes	Self Storage	No	Actual/360

A-21/25

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.           Complete Servicing File.  All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

2.           Whole Loan; Ownership of Mortgage Loans.  Except with respect to each participation, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each participation is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan evidenced by a senior note. Immediately prior to the sale, transfer and assignment to depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than with respect to participations) or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to participations), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.           Loan Document Status.  Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.           Mortgage Provisions.  The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

5.           Hospitality Provisions.  The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

6.           Mortgage Status; Waivers and Modifications.  Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither borrower nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since September 2, 2011.

7.           Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases from the Seller constitutes a legal, valid and binding endorsement or assignment from the Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in clause (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

At the time of the assignment of the Mortgage Loans to the Depositor, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Depositor free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller).

8.           Permitted Liens; Title Insurance.  Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a crossed-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, provides that none of which items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the

Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.           Junior Liens.  It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor.

10.           Assignment of Leases and Rents.  There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

11.           Financing Statements.  Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC 1 financing statement has been filed  (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC 1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC 2 or UCC 3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

12.           Condition of Property.  The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the

Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

13.           Taxes and Assessments.  As of the date of origination and as of the Cut-off Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

14.           Condemnation.  As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

15.           Actions Concerning Mortgage Loan.  As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

16.           Escrow Deposits.  All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Seller to depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.           No Holdbacks.  The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund prior to the Cut-off Date.

18.           Insurance.  Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more)  from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Service (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained during restoration.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms,  in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the improvements and personalty and fixtures owned by the mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-”  by Standard & Poor’s Ratings Service in an amount not less than 100% of the PML or the equivalent.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee. Each related

Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

19.           Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

20.           No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

21.           No Contingent Interest or Equity Participation.  No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

22.           REMIC.  The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.           Compliance.  The terms of the Mortgage Loan documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

24.           Authorized to do Business.  To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

25.           Trustee under Deed of Trust.  With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, and except in connection with a trustee’s sale after a default by the related Mortgagor, no fees are payable to such trustee except for de minimis fees paid.

26.           Local Law Compliance.  To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

27.           Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.           Recourse Obligations.  The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

29.           Mortgage Releases.  The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in (34) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a state or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan.

In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties, other than in compliance with the REMIC Provisions.

30.           Financial Reporting and Rent Rolls.  Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

31.           Acts of Terrorism Exclusion.  With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

32.           Due on Sale or Encumbrance.  Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any companion interest of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.           Single-Purpose Entity.  Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.           Defeasance.  With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 115% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to deliver an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.           Fixed Interest Rates.  Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.           Ground Leases.  For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(A)           The ground lease or a memorandum regarding such ground lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The ground lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. No material change in the terms of the ground lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)           The lessor under such ground lease has agreed in a writing included in the related Mortgage File (or in such ground lease) that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

(C)           The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)           The ground lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)           The ground lease does not place commercially unreasonable restrictions on the identity of the lender and the ground lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)           The Seller has not received any written notice of default under or notice of termination of such ground lease. To the Seller’s knowledge, there is no default under such ground lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease. Such ground lease is in full force and effect as of the Cut-off Date;

(G)           The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)           A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings) to cure any default under the ground lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the ground lease;

(I)           The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

(J)           Under the terms of the ground lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)           In the case of a total or substantial taking or loss, under the terms of the ground lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)           Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

37.           Servicing.  The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

38.           ARD Loans.  Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than five years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan’s interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the excess cash flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan’s Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

39.           Rent Rolls; Operating Histories.  The Seller has obtained a rent roll (the “Certified Rent Roll(s)”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

40.           No Material Default; Payment Record.  No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.           Bankruptcy.  In respect of each Mortgage Loan, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

42.           Organization of Mortgagor.  The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years. ((1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.           Environmental Conditions.  At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by Environmental Laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all Environmental Laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable Environmental Laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with Environmental Laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate,  a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s, S&P and/or Fitch; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (1) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable Environmental Laws, (ii) Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

44.           Lease Estoppels.  With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.           Appraisal.  The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.           Mortgage Loan Schedule.  The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.           Cross-Collateralization.  No Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan that is outside the pool of Mortgage Loans.

48.           Advance of Funds by the Seller.  No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

49.           Compliance with Anti-Money Laundering Laws.  The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

50.           Litigation.  Whether or not a Mortgage Loan was originated by the Seller, to the Seller’s knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller’s actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller’s actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the borrower.

“Servicing File.” A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

EXHIBIT C

EXCEPTIONS

Loan Number	Loan Name	Description of Exception
5	Sun Development and Management Portfolio (Loan No. 4)
(Hospitality Provisions) – With respect to the related Mortgaged Properties identified as “Hilton” properties, a comfort letter was issued for the benefit of lender which may be relied upon by the Trust provided lender provides notice to the franchisor of the assignment of the Mortgage Loan to the Trust within thirty (30) days of such assignment.  With respect to the related Mortgaged Property identified as “Candlewood Suites”, a comfort letter was issued for the benefit of lender, which is not assignable.  Pursuant to the terms of the comfort letter, the Trust may obtain a replacement letter upon request.

5	Towneplace Suites Charlotte (Loan No. 41)
(Hospitality Provisions) – A comfort letter was issued for the benefit of lender.  The comfort letter is not assignable.  Pursuant to the terms of the comfort letter, the trust may obtain a replacement letter upon request within 90 days of assignment of the related Mortgage Loan to the Trust.

5	Fairfield Inn & Suites East Ridge (Loan No. 42)
(Hospitality Provisions) – A comfort letter was issued for the benefit of lender.  The comfort letter is not assignable.  Pursuant to the terms of the comfort letter, the trust may obtain a replacement letter upon request within 90 days of assignment of the related Mortgage Loan to the Trust.

6	Franklin Centre (Loan No. 31)
(Mortgage Status; Waivers and Modifications) – Pursuant to the terms and conditions of the related Mortgage Loan documents, the related Mortgagor has effected a release of an outparcel after September 2, 2011, but prior to the Closing Date.

8	InterContinental Hotel Chicago (Loan No. 1)
(Permitted Liens; Title Insurance) – The related Mortgaged Property is subject to the management agreement with Intercontinental, a copy of which is recorded.  Intercontinental agreed in an SNDA to subordinate its interest in return for non-disturbance.  The management agreement contains a Right of First Offer (“ROFO”) to purchase the related Mortgaged Property in the event of a sale by the owner.  Intercontinental agreed in the SNDA that

Loan Number	Loan Name	Description of Exception

(i) simultaneously with the commencing of a foreclosure action, lender must give manager the right to purchase the related Mortgage Loan at the price at which the related Mortgagor could prepay the related Mortgage Loan at that time, (ii) other than the right to buy the related Mortgage Loan set forth in subclause (i), the ROFO would not apply and be triggered in a foreclosure of the related Mortgage Loan, but would survive the foreclosure and apply to a subsequent sale of the related Mortgaged Property by a successful bidder at the foreclosure sale, and (iii) the ROFO would apply to a deed in lieu of foreclosure with an expedited time frame as set forth in the SNDA.

9	Sun Development and Management Portfolio (Loan No. 4)	(Junior Liens) – There is a $17.7 Million mezzanine loan related to the related Mortgaged Properties.
9	Franklin Centre (Loan No. 31)
(Junior Liens) – Each of the members of the related Mortgagors has pledged its right to receive distributions from the related Mortgagors to AmericaUnited Bank and Trust Company USA (“AmericaUnited Bank”) to secure approximately $2,000,000 in debt owed by certain affiliates of the related Mortgagors to AmericaUnited Bank.  The AmericaUnited Bank debt is not secured by any interest in the related Mortgaged Property or any interest in the related Mortgagor.

12	Asheville Mall (Loan No. 3)
(Condition of Property) – The property condition assessment indicated that repairs were required to be made for the roof which was estimated to cost $350,000.00 and other repairs which were estimated to cost $13,750.00, and lender did not escrow the estimated cost of such repairs at origination of the related Mortgage Loan.  The related Mortgage Loan documents do not provide that the repairs other than the roof are required to be completed within 12 months, and if the roof is not repaired within 3 years the related Mortgagor is required to escrow with lender $100,000.00 per month for 3 consecutive months and such funds shall only be released to the related Mortgagor upon completion of the roof repair.

12	Sawyer Heights Village (Loan No. 14)
(Condition of Property) – The estimated cost of required repairs at the Mortgaged Property is $56,000 (none of which are considered life and safety repairs), and the lender did not escrow the estimated cost of such repairs at origination of the

Loan Number	Loan Name	Description of Exception

related Mortgage Loan.  The related Mortgage Loan documents require completion of repairs within 6 months of the Mortgage Loan closing provided, if the related Mortgagor is diligently pursuing completion of the repairs, lender may extend the 6-month period for an additional 6 months.  The related Mortgage Loan documents also require that if such repairs are not completed within 12 months, the related Mortgagor shall immediately deposit with lender the full amount as set forth above.

12	University Town Center (Loan No. 15)
(Condition of Property) – The estimated cost of required repairs at the Mortgaged Property is $52,525 (none of which are considered life and safety repairs) and the lender did not escrow the estimated cost of such repairs at origination of the related Mortgage Loan.  The related Mortgage Loan documents make no provision with respect to completion of repairs or escrow of repair costs; however the seller of the related Mortgaged Property to the related Mortgagor is responsible for all expenses noted as immediate needs, is aware of these items, and placed funds in escrow at the prior acquisition of the related Mortgaged Property to cover the total amount.

12	Red Top Plaza (Loan No. 28)
(Condition of Property – The estimated cost of required repairs at the Mortgaged Property is $53,000 (none of which are considered life and safety repairs), and the lender did not escrow the estimated cost of such repairs at origination of the related Mortgage Loan.  The related Mortgage Loan documents require that the repairs be completed by the related Mortgagor, or that the related Mortgagor use reasonable efforts to cause any applicable tenant to complete such repairs, within 6 months of the Mortgage Loan closing provided, if the related Mortgagor is diligently pursuing completion of the repairs, lender may extend the 6-month period for an additional 6 months.

12	Shaw’s Londonderry (Loan No. 29)
(Condition of Property) – The estimated cost of required repairs at the Mortgaged Property is $58,819 (none of which are considered life and safety repairs), and the lender did not escrow the estimate cost of repairs at origination of the related Mortgage Loan.  The related Mortgage Loan documents require completion of repairs within 1 to 3 months of the Mortgage Loan closing.

Loan Number	Loan Name	Description of Exception
12	Village Ten Center (Loan No. 32)
(Condition of Property) – The estimated cost of required repairs at the Mortgaged Property is $57,375 and the lender did not escrow the estimated cost of such repairs at origination of the related Mortgage Loan.  The related Mortgage Loan documents require completion of sprinkler repairs to be completed between 20-30 days of the Mortgage Loan closing, and completion of repairs to the access in the space behind Dollar Tree to be completed within 20-30 days after the earlier to occur of (i) the date on which the related Mortgagor commences any tenant improvements for the space to which this repair relates or (ii) the date on which the related Mortgagor delivers such space to the related tenant for tenant’s tenant improvement work, provided that in any event the repair shall be completed before the related tenant occupies such space.

14	SunTrust Bank Portfolio I (Loan No. 2)
(Condemnation) – A portion of the individual Mortgaged Property identified as Croasdaile Durham NC Property (NC002261) is subject to a pending condemnation action by the North Carolina Department of Transportation (“NCDOT”).  The NCDOT has filed its complaint and declaration of taking in the Superior Court of Durham County, and it intends to take fee title to .12 acres of the related Mortgaged Property for widening Hillandale Road and for certain easements. The improvements are scheduled to commence in 2014.  It is anticipated that the related Mortgaged Property will have two entry points off a separate road, but there can be no assurances that this condemnation will not have a negative impact on the related Mortgaged Property or access to it.

14	Kite Retail Portfolio (Loan No. 7)
(Condemnation) – A portion of the individual Mortgaged Property identified as “Hamilton Crossing” is subject to a pending condemnation in connection with an upgrade to a nearby highway.  The improvements to the highway are scheduled to commence in 2014.  It is anticipated that following completion of the improvements, the related Mortgaged Property will have two full access entry points off a separate road and that parking will not be affected, but there can be no assurances that the condemnation will not have a negative impact on the related Mortgaged Property or access to it either during or after the improvements are constructed.

Loan Number	Loan Name	Description of Exception
14	Orland Park Place (Loan No. 8)
(Condemnation) - Portions of the related Mortgaged Property are subject to condemnation proceedings being conducted by the Illinois Department of Transportation. In addition, in connection with such condemnation proceedings, temporary easements will be granted in favor of the Illinois Department of Transportation on portions of the related Mortgaged Property. Such takings do not include any improvements and are not expected to impair or interfere with the use and operation of the related Mortgaged Property as a retail shopping center or materially impair the utility and operation of the related Mortgaged Property or materially reduce the value of the related Mortgaged Property or the net operating income of the related Mortgaged Property. However, there can be no assurances that the condemnation will not nonetheless have a negative impact on the related Mortgaged Property or access to it.

15	Asheville Mall (Loan No. 3)
(Actions Concerning Mortgage Loan) – The related Mortgage Loan documents schedule out the following from the “Litigation” representation:
On March 11, 2010, The Promenade D’Iberville, LLC (“TPD”), one of CBL & Associates Properties, Inc.'s (“CBL”) subsidiaries, filed a lawsuit in the Circuit Court of Harrison County, Mississippi, against M. Hannah Construction Co., Inc., Gallet & Associates, Inc., LA Ash, Inc., EMJ Corporation (“EMJ”) and JEA (f/k/a Jacksonville Electric Authority), seeking damages for alleged property damage and related damages occurring at a shopping center development in D’Iberville, Mississippi.  EMJ filed an answer and counterclaim denying liability and seeking to recover from TPD the retainage of approximately $300,000 allegedly owed under the construction contract.  Kohl’s Department Stores, Inc. (“Kohl’s”) was granted permission to intervene in the lawsuit and, on April 13, 2011, filed a cross-claim against TPD alleging that TPD is liable to Kohl’s for unspecified damages resulting from the actions of the defendants and for the failure to perform the obligations of TPD under a Site Development Agreement with Kohl’s.  Kohl’s also made a claim against CBL which guaranteed the performance of TPD under the Site Development Agreement.  The case is at the discovery stage.

Loan Number	Loan Name	Description of Exception
15	Sun Development and Management Portfolio (Loan No. 4)
(Actions Concerning Mortgage Loan) – The related sponsor, and with respect solely to matter (1) below, the related property manager, are subject to the following matters:  (1) Furino & Sons, Inc., as Plaintiff, vs. Bharat Patel, Sun Real Estate, LLP, Nayna Patel, Harshad Patel, Glimcher JG Urban Renewal, Inc., Sun Development and Management Corporation, John Does 1-10, and XYZ Corps 1-10, as Defendants, filed with Superior Court of New Jersey, Somerset County-Law Division, Case No. SOM-L-2197-10.  This suit alleges the Defendants failed to pay Plaintiff for all work performed under an agreement between the parties (plaintiff asserts it performed $1,712,835 worth of work and was paid $1,335,664, while the agreement provided for payment of $1,624,772) and seeks compensatory and consequential damages including lost profits and delay damages, plus interest and attorney's fees, cost of suit and any further relief ordered by the court.  The related Mortgaged Property is not involved in this suit; (2) Framalva Corporation d/b/a Texas Site Solutions, as Plaintiff, vs. Conroe Lodging Associates, LLP, Sun Real Estate, LLP, and Bharat Patel, as Defendants, filed with the District Court of Montgomery County, Texas, Judicial District CCL#2, Case No. 11-01-00051.  This suit alleges the Defendants failed to pay Plaintiff for work totaling $47,022.  Plaintiff seeks judgment for attorneys' fees, expert fees, costs, accruing consequential damages, interest accruing at the rate of 18% per annum, all statutory penalties under the Trust Fund Act, an order of sale, statutory penalties of $1,000, exemplary damages and prejudgment and post-judgment interest.  The related Mortgaged Property is not involved in this suit; (3) Notice of Action to foreclose on a mechanic's lien in the amount of $56,085.80 filed in the Official Records of Los Angeles County, California on April 22, 2010 as Instrument No. 20100548598, said action filed by Professional Pipeline Contractors, Inc., the lien claimant, with the Superior Court of Los Angeles County, California, Case No. BC441007.  This action affects the related Mortgaged Property and is covered by title insurance obtained in connection with the closing of the related Mortgage Loan; and (4) Tax appeal filed by Ridgefield Park Lodging Associates, LLP, as Plaintiff, vs. Ridgefield Park, as Defendant.   This appeal affects the related Mortgaged Property.  The amount of the disputed taxes was escrowed at closing of the related

Loan Number	Loan Name	Description of Exception
Mortgage Loan and will be used to pay the taxes upon the earlier of 12/30/11 and settlement of such tax dispute.
15	24 West 57th Street (Loan No. 6)
(Actions Concerning Mortgage Loan) – The related Mortgage Loan documents schedule out from the “Litigation” representation a wrongful death claim by The Estate of Paul Imbriale.  The claim involves a deceased construction worker killed while working in a tenant space at the related Mortgaged Property.  The related Mortgagor, among others, is a named defendant.  The claim is covered by the related Mortgagor's insurance policy as well as tenant’s, general contractor’s and subcontractor’s insurance policies.

18	InterContinental Hotel Chicago (Loan No. 1)
(Insurance) – The related Mortgage Loan documents provide for a syndicate of insurance companies as follows:  The insurance companies must have a rating of “A” or better by S&P and “A2” or better by Mood’s, if Moody’s is rating the Securities and rates the insurance companies (each such insurer shall be referred to below as a “Qualified Insurer”); provided, however, that if the related Mortgagor elects to have its insurance coverage provided by a syndicate of insurers, then, if such syndicate consists of five (5) or more members, (A) at least sixty percent (60%) of the insurance coverage (or seventy-five percent (75) if such syndicate consists of four (4) or fewer members) and one hundred (100%) of the first layer of such insurance coverage shall be provided by Qualified Insurers and (B) the remaining forty percent (40%) of the insurance coverage (or the remaining twenty-five percent (25%) if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a rating of “BBB” or better by S&P and “Baa2” or better by Moody’s, if Moody’s is rating the Securities and rates the insurance companies.
Extended period of indemnity required under business interruption coverage is 6 months following an initial coverage period of 24 months.

18	SunTrust Bank Portfolio I (Loan No. 2)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged

Loan Number	Loan Name	Description of Exception

Property, whichever is higher.
SunTrust may self-insure in accordance with its lease (provided it maintains a credit rating issued by S&P (or another Rating Agency) of BBB- or better (and no rating of less than BBB- or the equivalent issued by any Rating Agency)), and such self-insurance shall satisfy the related Mortgagor's insurance obligations, provided (A) no default exists under SunTrust’s lease beyond the expiration of any applicable notice and cure periods, (B) no event of default exists under the related Mortgage Loan documents, and (C) the related Mortgagor provides to lender evidence of coverage  for losses in the event that the obligor under such self-insurance does not, for any reason, fulfill its self-insurance obligations, in whole or in part.
Lender has accepted the casualty insurance coverage provided by tenant SunTrust notwithstanding that pursuant to each lease, tenant has a conditional right to terminate such lease following a material casualty and thereafter would not have an obligation to rebuild the improvements.  Lender has accepted such coverage because guarantor has provided to Lender coverage pursuant to a “difference in conditions” policy that insures such Improvements in accordance with the related Mortgage Loan documents in the event that the coverage provided by tenant is ineffective upon termination of the applicable tenant lease or is otherwise deficient.  So long as the applicable tenant lease shall remain in effect, the related Mortgagor shall, or shall cause guarantor to, provide such “difference in conditions” coverage at all times with respect to the applicable individual Mortgaged Property, which coverage shall be identical in all material respects to the coverage in effect as of the Closing Date (or otherwise acceptable to lender).

18	Asheville Mall (Loan No. 3)
(Insurance) - The related Mortgage Loan documents provide for a syndicate of insurance companies as follows:  The insurance policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a rating of “A:X” or better in the current Best’s Insurance Reports and a claims paying ability rating of “A2” or better by Moody’s or its equivalent by another Rating Agency; provided, however, (A) if more than one (1) but less than five (5) insurance companies issue the insurance policies required hereunder, then at least seventy-

Loan Number	Loan Name	Description of Exception

five percent (75%) of the applicable insurance coverage represented by the insurance policies required hereunder must be provided by insurance companies having a rating of “A:X” or better in the current Best’s Insurance Reports and a claims paying ability rating of “A2” or better by Moody’s or its equivalent by another Rating Agency, and the balance of the coverage must be provided by insurance companies having a credit rating of “BBB+” by Moody’s or its equivalent by another Rating Agency, or (B) if five (5) or more insurance companies issue the insurance policies required hereunder, then at least sixty percent (60%) of the applicable insurance coverage required hereunder must be provided by insurance companies having a rating of “A:X” or better in the current Best’s Insurance Reports and a claims paying ability rating of “A2” or better by Moody’s or its equivalent by another Rating Agency, and the balance of the coverage must be provided by insurance companies having a credit rating of “BBB+” by Moody’s or its equivalent by another Rating Agency.  Lender acknowledges that Pennsylvania Manufacturers’ Association shall be an acceptable carrier for general liability insurance, provided Pennsylvania Manufacturers’ Association maintain a rating of “A3” or better by Moody’s; and (ii) FM Global companies shall be acceptable insurers on the related Mortgaged Property provided FM Global companies maintain a minimum rating of “AA” or better by Fitch, but if FM Global is downgraded but is still rated “BBB” or better by S&P or Fitch, FM Global companies shall be acceptable insurers provided FM Global companies are (i) not in the primary position; and (ii) FM Global companies provide less than twenty-five percent (25%) of total coverage if there are four (4) or fewer carriers or forty percent (40%) if there are five (5) or more carriers.
The related Mortgage Loan documents allow for windstorm and earthquake deductibles satisfactory to lender in its reasonable discretion, but not in excess of the lesser of (i) five percent (5%) of the total insurable value of the related Mortgaged Property required hereunder or (ii) such maximum deductible amount required by any Rating Agency for such coverage.

18	Google Kirkland Campus (Loan No. 5)	(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $25,000.00.

Loan Number	Loan Name	Description of Exception
The related Mortgagor may maintain umbrella and excess liability in an amount not less than $25,000,000.00 per occurrence.
18	Orland Park Place (Loan No. 8)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	LaSalle Select Portfolio (Loan No. 9)
(Insurance) – (a) the Liberty Mutual companies (having a rating of A- with S&P and A:XV with Best’s Insurance Reports), (b) Alterra (having a rating of A- with S&P and A:XV with Best’s Insurance Reports), and (c) Landmark American (not rated by S&P and having a rating of A:XIII with Best’s Insurance Reports) shall be deemed to meet the requirements set forth in the related Mortgage Loan documents provided that they maintain such current ratings and are not downgraded or withdrawn.  In the event of either a downgrade or withdrawal, the then-current policies must be replaced within thirty (30) days of such downgrade or withdrawal with insurance companies meeting the requirements set forth in the related Mortgage Loan documents.

18	SunTrust Bank Portfolio II (Loan No. 13)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.
SunTrust may self-insure in accordance with its lease (provided it maintains a credit rating issued by S&P (or another Rating Agency) of BBB- or better (and no rating of less than BBB- or the equivalent issued by any Rating Agency)), and such self-insurance shall satisfy the related Mortgagor's insurance obligations, provided (A) no default exists under SunTrust’s lease beyond the expiration of any applicable notice and cure periods, (B) no event of default exists under the related Mortgage Loan documents, and (C) the related Mortgagor provides to lender evidence of coverage  for losses in the event that the obligor under such

Loan Number	Loan Name	Description of Exception

self-insurance does not, for any reason, fulfill its self-insurance obligations, in whole or in part.
Lender has accepted the casualty insurance coverage provided by tenant SunTrust notwithstanding that pursuant to each lease, tenant has a conditional right to terminate such lease following a material casualty and thereafter would not have an obligation to rebuild the improvements.  Lender has accepted such coverage because guarantor has provided to lender coverage pursuant to a “difference in conditions” policy that insures such improvements in accordance with the related Mortgage Loan documents in the event that the coverage provided by tenant is ineffective upon termination of the applicable tenant lease or is otherwise deficient.  So long as the applicable tenant lease shall remain in effect, the related Mortgagor shall, or shall cause guarantor to, provide such “difference in conditions” coverage at all times with respect to the applicable individual Mortgaged Property, which coverage shall be identical in all respects to the coverage in effect as of the Closing Date (or otherwise acceptable to lender).

18	Sawyer Heights Village (Loan No. 14)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.
The policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a rating of “A:X” or better in the current Best’s Insurance Reports and a claims paying ability rating of “A” or better by S&P, or by a syndicate of insurers through which at least sixty percent (60%) of the applicable coverage limits is with carriers having such claims paying ability ratings (provided that all such carriers shall have claims paying ability ratings of not less than “BBB” by S&P).

18	University Town Center (Loan No. 15)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged

Loan Number	Loan Name	Description of Exception
Property, whichever is higher.
18	Landing Apartments (Loan No. 17)
(Insurance) – (a) the Liberty Mutual companies (having a rating of A- with S&P and A:XV with Best’s Insurance Reports), (b) Alterra (having a rating of A- with S&P and A:XV with Best’s Insurance Reports), and (c) Landmark American (not rated by S&P and having a rating of A:XIII with Best’s Insurance Reports) shall be deemed to meet the requirements set forth in the related Mortgage Loan documents provided that they maintain such current ratings and are not downgraded or withdrawn.  In the event of either a downgrade or withdrawal, the then-current policies must be replaced within thirty (30) days of such downgrade or withdrawal with insurance companies meeting the requirements set forth in the related Mortgage Loan documents.

18	Prattville Towne Center (Loan No. 18)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	Northcrest Shopping Center (Loan No. 19)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	Brooks Corner (Loan No. 21)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	Bird Creek Crossing (Loan No. 27)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.
The policies shall be issued by financially sound and

Loan Number	Loan Name	Description of Exception

responsible insurance companies authorized to do business in the State and having a rating of “A:X” or better in the current Best’s Insurance Reports and a claims paying ability rating of “A” or better by S&P, or by a syndicate of insurers through which at least sixty percent (60%) of the applicable coverage limits is with carriers having such claims paying ability ratings (provided that all such carriers shall have claims paying ability ratings of not less than “BBB” by S&P).

18	Red Top Plaza (Loan No. 28)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000.00 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged property, whichever is higher.
If a tenant provides insurance satisfying the requirements of the related Mortgage Loan documents with respect to its premises (including, without limitation, naming lender as an additional insured or loss payee, as applicable), such insurance shall satisfy the related Mortgagor’s obligations under the related Mortgage Loan documents, provided that the Tenant Insurance Conditions are satisfied.  For purposes hereof, “Tenant Insurance Conditions” shall mean that (i) no default shall exist under such tenant’s lease beyond the expiration of any applicable notice and cure periods, (ii) the tenant’s lease has not expired or been terminated and is in full force and effect, (iii) no event of default shall exist, and (iv) the related Mortgagor timely provides to lender satisfactory evidence of all required insurance as to the tenant’s premises as required pursuant to the related Mortgage Loan documents.  At any time that a tenant maintains insurance coverage, the related Mortgagor shall, or shall cause guarantor to, maintain a “difference in conditions” policy that insures the tenant’s premises in accordance with the terms of the related Mortgage Loan documents.

18	Village Ten Center (Loan No. 32)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged

Loan Number	Loan Name	Description of Exception
Property, whichever is higher.
18	Caton Crossing (Loan No. 33)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.
Lender accepts the insurance maintained by tenant Strack & Van Til, provided that (v) each of the related Mortgagor and guarantor guaranty any loss, damage, cost, expense, liability, claim or other obligation incurred by lender (including attorneys’ fees and expenses reasonably incurred) resulting from the failure by tenant to satisfy the contractual deductible under such policy, (w) no default shall exist under the tenant’s lease beyond the expiration of any applicable notice and cure periods, (x) the tenant’s lease has not expired or been terminated and is in full force and effect, (y) no event of default shall exist, and (z) the related Mortgagor timely provides to lender satisfactory evidence of such insurance, which shall comply with all other requirements of the related Mortgage Loan documents.  At any time that tenant maintains insurance coverage, the related Mortgagor shall, or shall cause guarantor to, maintain a “difference in conditions” policy that insures the tenant’s premises in accordance with the terms of the related Mortgage Loan documents.

18	Lake Mary Plaza (Loan No. 37)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	Walgreens Plaza (Loan No. 39)
(Insurance) – The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	Heritage Square (Loan No.	(Insurance) – The related Mortgagor may maintain all-risk

Loan Number	Loan Name	Description of Exception
40)
insurance with a deductible that does not exceed $10,000 for flood insurance and does not exceed $100,000 for all such insurance coverage and a windstorm deductible of $250,000 or 5% of the insured value of the related Mortgaged Property, whichever is higher.

18	Academy Sports Weslaco (Loan No. 43)
(Insurance) – The related Mortgagor may satisfy the insurance coverage obligations under the related Mortgage Loan documents through the tenant, Academy Sports’ program of self-insurance so long as (a) the tenant’s lease remains in full force and effect and unmodified (including, without limitation, with respect to the obligation of the tenant to rebuild the related Mortgaged Property at its sole cost and expense with no period of rent abatement or right to terminate the tenant’s lease in the event of casualty), and (b) the related Mortgagor provides audited reports, reports prepared and certified by an independent certified public accountant acceptable to lender, or reports certified by an officer of tenant, reasonably satisfactory to lender evidencing that tenant’s tangible net worth is equal to or more than $400,000,000.00.
The commercial property insurance deductible may be increased to $100,000.00 and the liability insurance deductible may be increased to $250,000.00 so long as (a) tenant covers such deductibles through a program of self-insurance or self-retention, (b) the tenant’s lease remains in full force and effect and unmodified (including, without limitation, with respect to the obligation of tenant to rebuild the related Mortgaged Property at its sole cost and expense with no period of rent abatement or right to terminate the tenant’s lease in the event of a casualty), and(c) the related Mortgagor provides audited reports, reports prepared and certified by an independent certified public accountant acceptable to lender, or reports certified by an officer of tenant, reasonably satisfactory to lender evidencing that tenant’s net worth is equal to or more than $400,000,000.00.

19	Orland Park Place (Loan No. 8)	(Access; Utilities; Separate Tax Lots) – Separate tax parcel identification number to be issued upon the completion of certain non-discretionary, ministerial acts by the relevant taxing authority.
19	Sawyer Heights Village	(Access; Utilities; Separate Tax Lots) - Separate tax parcel

Loan Number	Loan Name	Description of Exception
	(Loan No. 14)	identification number to be issued upon the completion of certain non-discretionary, ministerial acts by the relevant taxing authority.
19	Franklin Centre (Loan No. 31)
(Access; Utilities; Separate Tax Lots) – The related Mortgagor filed a subdivision plat in connection with the release of an outparcel at the Mortgaged Property pursuant to the terms and conditions of the related Mortgage Loan documents.  Legally separate tax parcels for the remaining Mortgaged Property and the released outparcel were created upon filing, but actual tax parcel identification numbers will not be available until approximately six weeks thereafter.

28	InterContinental Hotel Chicago (Loan No. 1)
(Recourse Obligations) – The environmental liabilities and obligations of the related guarantor shall not survive following the repayment and satisfaction of the related Mortgage Loan or any defeasance of the related Mortgage Loan in accordance with the related Mortgage Loan documents provided that upon or after such repayment and satisfaction as a condition to the release of the liabilities and obligations of the related guarantor, the related guarantor delivers to lender a reasonably acceptable Phase I Environmental Report.

28	Sun Development and Management Portfolio (Loan No. 4)
(Recourse Obligations) – The environmental liabilities and obligations of the related guarantor under the related Mortgage Loan documents survive for a period of 2 years following payment in full of the related Mortgage Loan on or prior to the maturity date and lender has not foreclosed or taken possession of the related Mortgaged Property, and until the related guarantor delivers an acceptable Phase I environmental assessment.

28	24 West 57th Street (Loan No. 6)
(Recourse Obligations) - The environmental liabilities and obligations of the related guarantor shall terminate and be of no further force and effect with respect to any unasserted claim when all of the following conditions are satisfied in full:  (i) the related Mortgage Loan shall have been paid in full on or prior to the maturity date, (ii) there has been no material change, between the closing date and the date the related Mortgage Loan is paid in full, in any Environmental Law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant

Loan Number	Loan Name	Description of Exception

to the related Mortgage Loan Documents, notwithstanding the fact that the related Mortgage Loan is paid in full, (iii) indemnitee shall have received an updated environmental report dated within ninety (90) days of the requested release showing, to the reasonable satisfaction of indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, and (iv) two (2) years have passed since date that the related Mortgage Loan has been paid in full.

28	LaSalle Select Portfolio (Loan No. 9)
(Recourse Obligations) - Liability for losses and damages for material physical waste is limited to the extent that lender has not made funds available for operations and maintenance of the related Mortgaged Property following an event of default.

28	Denver West Village (Loan No. 10)
(Recourse Obligations) - The related Mortgage Loan Documents do not include an indemnity for losses or damages arising from material physical waste.  There is a carve-out indemnity for gross negligence or willful misconduct of the related Mortgagor. Related principal or  related guarantor regarding the operation of the related Mortgaged Property.

28	Lehigh Valley Portfolio (Loan No. 11)
(Recourse Obligations) - The environmental liabilities and obligations of the related guarantor shall terminate and be of no further force and effect with respect to any unasserted claim when all of the following conditions are satisfied in full:  (i) either (A) the related Mortgage Loan shall have been paid in full on or prior to the maturity date and indemnitee has not foreclosed or otherwise taken possession of the related Mortgaged Property or (B) with respect to an individual Mortgaged Property, such individual Mortgaged Property is released in accordance with the related Mortgage Loan documents, (ii) there has been no material change, between the closing date and the date the related Mortgage Loan is paid in full, in any Environmental Law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan Documents, notwithstanding the fact that the related Mortgage Loan is paid in full (or the individual Mortgaged Property is released, as applicable), (iii) indemnitee shall have received an updated environmental report showing, to

Loan Number	Loan Name	Description of Exception

the reasonable satisfaction of indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, and (iv) two (2) years have passed since date that the related Mortgage Loan has been paid in full (or the individual Mortgaged Property is released, as applicable).
Liability for losses and damages for material physical waste is limited to intentional acts or intentional omissions of the related Mortgagor, related principal or related guarantor.

28	Maitland 200 (Loan No. 16)
(Recourse Obligations) – The related guarantor shall have no liability for any losses under the environmental indemnity caused solely by, or arising solely from actions or conditions or events occurring more than 2 years after date of repayment or defeasance in full and performance in full of all other obligations of the related guarantor under the related Mortgage Loan documents; provided, however, the related guarantor shall not be released from any such losses until such time as the related guarantor delivers an acceptable Phase I or Phase II Environmental Report.

28	Landing Apartments (Loan No. 17)
(Recourse Obligations) – Liability for losses and damages for material physical waste is limited to the extent that lender has not made funds available for operations and maintenance of the related Mortgaged Property following an event of default.

28	Verizon Alabama Headquarters (Loan No. 20)
(Recourse Obligations) - The environmental obligations and liabilities of indemnitor shall not survive following the repayment and satisfaction of the related Mortgage Loan or any defeasance of the related Mortgage Loan in accordance with the related Mortgage Loan documents provided that upon or after such repayment and satisfaction as a condition to the release of the environmental liabilities and obligations of indemnitor, indemnitor delivers to lender a Phase I environmental report reasonably acceptable to lender.  The environmental liabilities and obligations of indemnitor hereunder shall not survive to the extent that an acceptable replacement guarantor is substituted in place of indemnitor pursuant to the loan assumption provisions of the related Mortgage Loan documents and such replacement guarantor assumes all of the obligations of the current indemnitor.

Loan Number	Loan Name	Description of Exception
28	Inman Grove Shopping Center (Loan No. 23)
(Recourse Obligations) - Liability for losses and damages for material physical waste is limited to intentional acts or intentional omissions of the related Mortgagor, related principal or related guarantor.

28	River North Portfolio (Loan No. 24)
(Recourse Obligations) – The environmental liabilities and obligations of the related guarantor under the under the related Mortgage Loan documents survive for a period of 3 years following payment in full of the related Mortgage Loan on or prior to the maturity date and lender has not foreclosed or taken possession of the related Mortgaged Property, and until the related guarantor delivers an acceptable Phase I environmental assessment.

28	Fairview Heights Plaza (Loan No. 25)
(Recourse Obligations) – The environmental liabilities and obligations of the related guarantor under the under the related Mortgage Loan documents survive for a period of 3 years following payment in full of the related Mortgage Loan on or prior to the maturity date and lender has not foreclosed or taken possession of the related Mortgaged Property, and until the related guarantor delivers an acceptable Phase I environmental assessment.

28	Kensington Place MHC (Loan No. 30)
(Recourse Obligations) – Liability for losses and damages for waste is limited to actual waste or arson by the related Mortgagor, related principal or  related guarantor, and not specifically material physical waste.

31	Asheville Mall (Loan No. 3)
(Acts of Terrorism Exclusion) - The insurance required pursuant to the related Mortgage Loan documents shall cover perils of terrorism and acts of terrorism and the related Mortgagor shall maintain insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required in the related Mortgage Loan documents at all times during the term of the related Mortgage Loan; provided, however, if TRIPRA or a similar statute is not in effect, then provided that terrorism insurance is commercially available, the related Mortgagor shall be required to carry terrorism insurance throughout the term of the related Mortgage Loan as required by the preceding sentence, but in such event the related Mortgagor shall not be required to spend on terrorism insurance coverage more than two (2) times the amount of the insurance premium that is

Loan Number	Loan Name	Description of Exception
payable at such time in respect of the casualty and business interruption/rental loss insurance required under the related Mortgage Loan documents.
31	24 West 57th Street (Loan No. 6)
(Acts of Terrorism Exclusion) – If TRIPRA (or any successor or similar statute) is discontinued or not renewed, the related Mortgagor shall not be required to spend more than five (5) times the amount of the then current cost to obtain an all risk policy for the related Mortgaged Property on a stand alone basis (as opposed to as a part of a blanket policy) (in which case the scope, coverages, deductibles and carriers of such terrorism insurance shall be subject to lender’s approval).

31	Franklin Centre (Loan No. 31)
(Acts of Terrorism Exclusion) – If TRIPRA is discontinued or not renewed then the related Mortgagor shall be required to carry terrorism insurance in an amount equal to the sum of the business income insurance equal to 100% of the projected gross income from the related Mortgaged Property for a period of twelve (12) months from the date of the casualty plus the full replacement cost.  But in such event the related Mortgagor shall not be required to spend on terrorism insurance coverage more than two and one-half (2 1/2) times the amount of the cost of the then-current all risk coverage.

32	Sun Development and Management Portfolio (Loan No. 4)	(Due on Sale or Encumbrance) – There is a $17.7 Million mezzanine loan related to the related Mortgaged Properties.
32	LaSalle Select Portfolio (Loan No. 9)
(Due on Sale or Encumbrance) – Transfers in connection with a combination of affiliated entities owning direct or indirect interests in the related Mortgagor for the purposes of forming a real estate investment trust are permitted.

32	Landing Apartments (Loan No. 17)
(Due on Sale or Encumbrance) – Transfers in connection with a combination of affiliated entities owning direct or indirect interests in the related Mortgagor for the purposes of forming a real estate investment trust are permitted.

33	SunTrust Bank Portfolio I (Loan No. 2)
(Single Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of

Loan Number	Loan Name	Description of Exception
income and expense applicable to each the related Mortgaged Property and the related Mortgagor.
33	Orland Park Place (Loan No. 8)
 (Single Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	SunTrust Bank Portfolio II (Loan No. 13)
(Single Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Sawyer Heights (Loan No. 14)
(Single-Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	University Town Center (Loan No. 15)
(Single Purpose Entity) - The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Prattville Towne Center (Loan No. 18)
(Single Purpose Entity) - The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Northcrest Shopping Center (Loan No. 19)	(Single Purpose Entity) - The affiliated property manager

Loan Number	Loan Name	Description of Exception

maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Brooks Corner (Loan No. 21)
(Single-Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Bird Creek Crossing (Loan No. 27)
(Single-Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Red Top Plaza (Loan No. 28)
(Single-Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Franklin Centre (Loan No. 31)
(Single-Purpose Entity) – One of the related Mortgagors, Franklin Centre LLC, previously (i) made loans totaling $570,110.00 in original principal amount to certain affiliates which were paid in full as of the closing date and (ii) owned, in the name of Broadview Illinois LLC, an Illinois limited liability company, and predecessor to Franklin Centre LLC, a warehouse property located at 2101-2125 Gardner Road, Broadview, Illinois that was disposed of in 1995.  Franklin Centre LLC has made the standard recycled single purpose entity covenants, and the related Mortgage Loan documents (including the recourse carve-out guaranty by the related guarantor) contain a carve-out for losses derived from or related to Franklin Centre LLC’s prior ownership of the

Loan Number	Loan Name	Description of Exception
additional warehouse property.
33	Village Ten Center (Loan No. 32)
(Single Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Caton Crossing (Loan No. 33)
(Single Purpose Entity) – The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Lake Mary Plaza (Loan No. 37)
(Single Purpose Entity) - The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Walgreens Plaza (Loan No. 39)
(Single Purpose Entity) - The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

33	Heritage Square (Loan No. 40)
(Single Purpose Entity) - The affiliated property manager maintains a custodial account on behalf of the related Mortgagor and certain affiliates of the related Mortgagor in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the related Mortgaged Property and the related Mortgagor.

36(B)	Sun Development and Management Portfolio (Loan	(Ground Leases) – The ground sublease does not provide that it will not be terminated or cancelled by ground

Loan Number	Loan Name	Description of Exception
No. 4)
sublessor as a result of a default by the related Mortgagor, but lender has notice and cure rights upon any default that would predicate such termination and a new lease provision in the event the ground sublease is terminated or if the ground sublessor retakes possession of the subleased premises prior to the stated expiration of the ground sublease.  The ground sublease does provide that sublessor shall not modify, amend or accept a surrender of the ground sublease, nor shall the ground sublease be terminated by sublessee without lender’s consent and related Mortgagor covenants in the related Mortgage Loan documents that it shall not modify, amend, surrender or terminate the ground sublease without lender’s consent and any losses in connection with the failure to satisfy these covenants are guaranteed in the related guaranty agreement.

36(B)	Eddy Street Commons at Notre Dame (Loan No. 12)
(Ground Leases) – The ground lease does not provide that landlord shall not cancel or terminate the ground lease without the lender’s approval or that any amendment, modification, cancellation or termination of the ground lease with lender’s approval is not binding on the lender or its successors or assigns.  The ground lessor has signed an estoppel providing that no amendment, modification or termination of the ground lease will be effective against the lender unless the ground lessor is in compliance with the provisions in the ground lease related to providing notice to lender and lender’s right to cure lessee defaults.  In addition, any amendment, modification, or termination of the ground lease is a recourse carve-out.

38	SunTrust Bank Portfolio I (Loan No. 2)
(ARD Loans) – The related Mortgage Loan is interest only until the first payment date after the Anticipated Repayment Date, and may not substantially fully amortize over its stated term.  However, through the application of excess cash flow, the related Mortgage Loan may amortize over its stated term.

38	24 West 57th Street (Loan No. 6)
(ARD Loans) – The Anticipated Repayment Date is September 1, 2016.  The maturity date is September 1, 2018.  The maturity date is twenty-four (24) months after the Anticipated Repayment Date, so the related Mortgage Loan will not fully amortize over its stated term.

38	SunTrust Bank Portfolio II	(ARD Loans) – The related Mortgage Loan is interest only until the first payment date after the Anticipated Repayment

Loan Number	Loan Name	Description of Exception
	(Loan No. 13)	Date, and may not substantially fully amortize over its stated term. However, through the application of excess cash flow, the related Mortgage Loan may amortize over its stated term.
38	Heritage Commons III (Loan No. 26)
(ARD Loans) – The Anticipated Repayment Date is July 1, 2016.  The maturity date is December 1, 2018.  The maturity date is twenty-nine (29) months after the Anticipated Repayment Date, so the related Mortgage Loan will not fully amortize over its stated term.
The property manager can be removed upon the occurrence of a DSCR Trigger Event (if DSCR is less than 1.15:1.00 for any trailing 3-month period).  The definition of Debt Service does not exclude the increased interest rate upon the ARD.

42	InterContinental Hotel Chicago (Loan No. 1)
(Organization of Mortgagor) - Seller did not directly perform or cause to be performed public records searches with respect to guarantor, but Seller reviewed due diligence conducted by business units affiliated with Seller in connection with extension of credit provided by such business units to guarantor.

42	Google Kirkland Campus (Loan No. 5)	(Organization of Mortgagor) – On June 20, 1997, James Rivard, a guarantor, pled guilty to vehicular homicide through disregard for the safety of others, which is a felony in the State of Washington.
42	Orland Park Place (Loan No. 8)	(Organization of Mortgagor) – Seller did not directly perform or cause to be performed felony searches with respect to the guarantor entity.
42	Sawyer Heights (Loan No. 14)
(Organization of Mortgagor) – Seller did not directly perform or cause to be performed public records searches with respect to RC Inland REIT LP (formed September 27, 2010), the 100% owner of the related Mortgagor and its general partner.

42	River North Portfolio (Loan No. 24)	(Organization of Mortgagor) - Seller did not receive a questionnaire as part of the Sponsor Diligence for the related Mortgage Loan.
42	Bird Creek Crossing (Loan No. 27)
(Organization of Mortgagor) – Seller did not directly perform or cause to be performed public records searches with respect to RC Inland REIT LP (formed September 27, 2010), the 100% owner of the related Mortgagor and its general partner.

Loan Number	Loan Name	Description of Exception
42	Kensington Place MHC (Loan No. 30)	(Organization of Mortgagor) - Seller did not receive a questionnaire as part of the Sponsor Diligence for the related Mortgage Loan.
42	Village Ten Center(Loan No. 32)
(Organization of Mortgagor) – Seller did not directly perform or cause to be performed public records searches with respect to INP REIT I, LLC (formed May 18, 2010), the 100% owner of the related Mortgagor and its general partner.

42	340 North Belt Place (Loan No. 34)	(Organization of Mortgagor) - Seller did not receive a questionnaire as part of the Sponsor Diligence for the related Mortgage Loan.
43	SunTrust Bank Portfolio I (Loan No. 3)
(Environmental Conditions) – Fourteen (14) individual related Mortgaged Properties have been identified as Potential Environmental Issue Properties.  Springing environmental reserves (backstopped by the related guarantor) are required and will be held by lender if tenant does not timely renew its lease on any of the Potential Environmental Issue Properties.

43	Google Kirkland Campus (Loan No. 5)	(Environmental Conditions) – The deductible under the related Environmental Insurance Policy is $100,000.00.
43	Orland Park Place (Loan No. 8)
(Environmental Conditions) - Localized soil and ground water impacts were identified from the use and operation of a portion of the related Mortgaged Property by a former tenant for auto servicing and hydraulic lifts.  The environmental consultant recommended reporting these impacts to the Illinois Environmental Protection Agency in an effort to obtain a “no further action letter”, which will likely require further investigation. The related Mortgage Loan documents require that the related Mortgagor obtain a no further action letter from the Illinois Environmental Protection Agency no later than September 1, 2012. If the related Mortgagor is diligently pursuing the issuance of the no further action letter, the deadline to obtain the no further action letter will be extended to September 1, 2014. If the related Mortgagor is unable to obtain the no further action letter from the Illinois Environmental Protection Agency on or before the no further action letter deadline (as such deadline may be extended), then the related Mortgagor (i) is required to complete all remediation, if any, required by the Illinois Environmental Protection Agency and applicable

Loan Number	Loan Name	Description of Exception

law, within the time period mandated by the Illinois Environmental Protection Agency and/or applicable law, and (ii) upon completion of such remediation, is required to then diligently pursue issuance of the no further action letter from the Illinois Environmental Protection Agency. The Seller has obtained an environmental insurance policy issued by Great American Insurance Group naming the Seller as insured and providing to the Seller and its successors and assigns (and not the related Mortgagor) certain amounts of specified coverage related to the above described environmental conditions.  The deductible under the related Environmental Insurance Policy is $25,000.00.

43	SunTrust Bank Portfolio II (Loan No. 13)
(Environmental Conditions) – Two (2) individual related Mortgaged Properties have been identified as Potential Environmental Issue Properties.  Springing environmental reserves (backstopped by the related guarantor) are required and will be held by lender if tenant does not timely renew its lease on any of the Potential Environmental Issue Properties.

44	Prattville Towne Center (Loan No. 18)
(Lease Estoppels) – the following tenant estoppels were dated more than 90 days prior to the origination date of the related Mortgage Loan:  (1) Cosmo Nail (94 days); (2) Ross (92 days); (3) UPS (95 days); (4) William Mason (95 days); (5) Lane Bryant (91 days); (6) Hibbett Sporting Goods (91 days).

50	Asheville Mall (Loan No. 3)
(Litigation) – The related Mortgage Loan documents schedule out the following from the “Litigation” representation:
On March 11, 2010, The Promenade D’Iberville, LLC (“TPD”), one of CBL & Associates Properties, Inc.'s (“CBL”“) subsidiaries, filed a lawsuit in the Circuit Court of Harrison County, Mississippi, against M. Hannah Construction Co., Inc., Gallet & Associates, Inc., LA Ash, Inc., EMJ Corporation (“EMJ”) and JEA (f/k/a Jacksonville Electric Authority), seeking damages for alleged property damage and related damages occurring at a shopping center development in D’Iberville, Mississippi.  EMJ filed an answer and counterclaim denying liability and seeking to recover from TPD the retainage of approximately $300,000 allegedly owed under the construction contract.  Kohl’s Department Stores, Inc. (“Kohl’s”) was granted permission

Loan Number	Loan Name	Description of Exception

to intervene in the lawsuit and, on April 13, 2011, filed a cross-claim against TPD alleging that TPD is liable to Kohl’s for unspecified damages resulting from the actions of the defendants and for the failure to perform the obligations of TPD under a Site Development Agreement with Kohl’s.  Kohl’s also made a claim against CBL which guaranteed the performance of TPD under the Site Development Agreement.  The case is at the discovery stage.

50	Sun Development and Management Portfolio (Loan No. 4)
(Litigation) – The related sponsor, and with respect solely to matter (1) below, the related property manager, are subject to the following matters:  (1) Furino & Sons, Inc., as Plaintiff, vs. Bharat Patel, Sun Real Estate, LLP, Nayna Patel, Harshad Patel, Glimcher JG Urban Renewal, Inc., Sun Development and Management Corporation, John Does 1-10, and XYZ Corps 1-10, as Defendants, filed with Superior Court of New Jersey, Somerset County-Law Division, Case No. SOM-L-2197-10.  This suit alleges the Defendants failed to pay Plaintiff for all work performed under an agreement between the parties (plaintiff asserts it performed $1,712,835 worth of work and was paid $1,335,664, while the agreement provided for payment of $1,624,772) and seeks compensatory and consequential damages including lost profits and delay damages, plus interest and attorney's fees, cost of suit and any further relief ordered by the court.  The related Mortgaged Property is not involved in this suit; (2) Framalva Corporation d/b/a Texas Site Solutions, as Plaintiff, vs. Conroe Lodging Associates, LLP, Sun Real Estate, LLP, and Bharat Patel, as Defendants, filed with the District Court of Montgomery County, Texas, Judicial District CCL#2, Case No. 11-01-00051.  This suit alleges the Defendants failed to pay Plaintiff for work totaling $47,022.  Plaintiff seeks judgment for attorneys' fees, expert fees, costs, accruing consequential damages, interest accruing at the rate of 18% per annum, all statutory penalties under the Trust Fund Act, an order of sale, statutory penalties of $1,000, exemplary damages and prejudgment and post-judgment interest.  The related Mortgaged Property is not involved in this suit; (3) Notice of Action to foreclose on a mechanic's lien in the amount of $56,085.80 filed in the Official Records of Los Angeles County, California on April 22, 2010 as Instrument No. 20100548598, said action filed by Professional Pipeline Contractors, Inc., the lien claimant, with the Superior Court of Los Angeles County, California,

Loan Number	Loan Name	Description of Exception

Case No. BC441007.  This action affects the related Mortgaged Property and is covered by title insurance obtained in connection with the closing of the related Mortgage Loan; and (4) Tax appeal filed by Ridgefield Park Lodging Associates, LLP, as Plaintiff, vs. Ridgefield Park, as Defendant.   This appeal affects the related Mortgaged Property.  The amount of the disputed taxes was escrowed at closing of the related Mortgage Loan and will be used to pay the taxes upon the earlier of 12/30/11 and settlement of such tax dispute.

50	24 West 57th Street (Loan No. 6)
(Litigation) – The related Mortgage Loan documents schedule out from the “Litigation” representation a wrongful death claim by The Estate of Paul Imbriale.  The claim involves a deceased construction worker killed while working in a tenant space at the related Mortgaged Property.  The related Mortgagor, among others, is a named defendant.  The claim is covered by the related Mortgagor's insurance policy as well as tenant’s, general contractor’s and subcontractor’s insurance policies.

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association, a national banking association (the “Company”), hereby certify as follows:

1.
I have examined the Mortgage Loan Purchase Agreement, dated as of September [__], 2011 (the “Agreement”), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and to the best of my knowledge after due inquiry, all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.
To the best of my knowledge after due inquiry, the Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3.
I have examined the information regarding the Mortgage Loans in the Free Writing Prospectus Loan Detail (as defined in the Indemnification Agreement), and the other Time of Sale Information (as defined in the Indemnification Agreement), relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the  Free Writing Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or in the case of the Free Writing Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in light of the circumstances under which they were made, not misleading.

4.
I have examined the information regarding the Mortgage Loans in the Prospectus Supplement Loan Detail (as defined in the Indemnification Agreement) relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus Supplement Loan Detail, as of the date of the Prospectus or the Private Placement Memorandum (as defined in the Indemnification Agreement), or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement.

D-1

IN WITNESS WHEREOF, I have signed my name this ____ day of September 2011.

By:
Name:
Title:

D-2